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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

Investment Company Act file number   811-06722

                               The Homestate Group
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                           1703 Oregon Pike, Suite 101
                                 P.O. Box 10666
                               Lancaster, PA 17605
--------------------------------------------------------------------------------
          (Address of principal executive offices)     (Zip code)

                        CITCO-Quaker Fund Services, Inc.
                        1288 Valley Forge Road, Suite 88
                             Valley Forge, PA 19482
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-232-0224

Date of fiscal year end:   06/30/2003

Date of reporting period:  06/30/2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange
Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.   ANNUAL REPORT

                                     [LOGO]
                                     EMERALD
                                  ------------
                                  MUTUAL FUNDS

                               DRIVEN BY RESEARCH


[PICTURE OMITTED]

                          ---------------------------
                          ANNUAL REPORT JUNE 30, 2003
                          ---------------------------


                                  GROWTH FUND
                                 Class A: HSPGX
                                 Class C: HSPCX

                               BANK & FINANCE FUND
                                 Class A: HSSAX
                                 Class C: HSSCX

                                TECHNOLOGY FUND
                                 Class A: HSYTX
                                 Class C: HSYCX

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EMERALD MUTUAL FUNDS

REPORT FROM MANAGEMENT
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                                                                  August 5, 2003

Dear Shareholder:

            MARKET AND ECONOMIC REVIEW AND FUND PERFORMANCE ANALYSIS

ECONOMIC OUTLOOK

As our country just celebrated its 227th birthday, it is a perfect time to give thanks for our freedom, remem-bering the sacrifices of our ancestors and recognizing the U.S. military men and women who preserved our country's ideal during Afghanistan and the recent Iraqi conflict.The market's recovery since the March lows can be tied directly to the end of the Iraqi conflict.Winning a war, the battle of good over evil is a psychologi-cal boost, something that the economy needed to start the long road back from more than two years of under-performance. The preannouncement season was quite light which leads us to believe that companies will exceed estimates quite significantly during the July reporting period.With two consecutive quarters of report-ing results to the upside, momentum has been building in those stocks leveraged to new earnings surprises. Improving psychology, an optimistic earnings outlook, an upturning economic backdrop and positive com-ments from the business community have all contributed to the strong performance of the second quarter and our optimism.

Many different economic positives give us an encouraging scenario over the rest of the year. First, the latest Challenger report has the smallest amount of layoffs in the last 3 years. Second, DRAM prices are hitting six-month highs.Third, unfilled capital goods orders have grown by 11% over the last 3 months. Fourth, while man-ufacturing hasn't experienced an upturn, the ISM non-manufacturing index has registered its best growth since September 2000. Fifth, the IBD Small Business Economic Optimism Index rose 10.4 points providing a good growth signal. Sixth, the recent tax cuts provide a faster write-off for capital outlays. Seventh, there has been three straight quarters of positive and accelerating tech equipment purchases. Eighth, while inventory has grown since year-end, levels are still so low that we expect a major inventory upswing during the second half of the year. Lastly, we stated in our last quarterly commentary that we expected consumer spending to accel-erate given what we outlined as improving financial position resulting from continued growth in disposable income,a rising savings rate and a declining debt burden.While we have witnessed a modest increase in spend-ing, we have seen a significant increase in consumer confidence.The one mitigating factor, however, to a more substantial upturn in spending and confidence continues to be unemployment.The unemployment figure con-tinues to rise, increasing to 6.4% in June.We would expect that the rate of job losses will stabilize over the next few months, but do not expect to see a substantial reversal in the unemployment figure anytime this year.That said, we believe that stabilization with the prospect of a gradual improvement will be enough to support a sus-tained upturn in consumer confidence, which should in turn result in a higher level of consumer spending.

All that said, we believe the most important economic indicator for our positive economic outlook is the mar-ket itself. Having risen since March 13, this is an important actual as well as psychological lift to the economy. A higher show creates enthusiasm in the corporate suite leading to the release of IT spending plans, expansion opportunity and a general increase in spending rather than focusing on cost cutting, staff reductions and expense controls. The market rally has occurred when most "street" analysts have been cautious at best. The

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diminished ranks of analysts, especially bullish analysts, bode well for the independent team approach adhered to by Emerald since its inception.

EMERALD GROWTH FUND

                                   PERFORMANCE RESULTS FOR PERIODS ENDED JUNE 30, 2003
                                --------------------------------------------------------
                                          AVERAGE ANNUAL RETURN                  TOTAL
                                --------------------------------------------    RETURNS
                                                                     SINCE       SINCE
                                 ONE          FIVE         TEN     INCEPTION   INCEPTION
FUND/INDEX                       YEAR         YEARS       YEARS     10-1-92     10-1-92
----------                      ------       ------      ------    ---------   ---------
Emerald Growth Fund
     Class A at NAV             -0.49%        2.22%      12.13%      12.20%     244.67%
     Class A at MOP             -5.20%        1.23%      11.58%      11.69%     228.26%
Russell 2000 Index              -1.63%        0.97%       8.25%       9.70%     170.51%
Russell 2000G Index              0.67%       -4.25%       4.34%       5.66%      80.75%
Morningstar - Small Company
   Funds Avg                     3.14%        4.18%      11.02%      12.26%     246.62%

Past performance is no guarantee of future results. Emerald Growth Fund returns at NAV do not include the effects of the Fund's Class A maximum 4.75% sales charge; returns at MOP do.The Russell 2000 Index measures the performance returns of 2000 small-cap companies. Investments cannot be made in an index.The Morningstar Small-Company Funds Average represents 660, 406, 128, and 58 small-company funds, respectively, for total return without regard to sales charges for the One Year, Five Year, Ten Year and Since Inception (10/1/92) periods.All performance results assume reinvestment of dividends.As you review the results above, please note that the Fund has invested in a variety of initial public offerings (IPO's).The performance of IPO's may have a greater impact on the performance results of a smaller fund, and may lessen as the Fund's assets grow.

The Russell 2000 had its third best quarter ever, rising 23.0%. It was exceeded only by the first quarter of 1987 and 1991. Growth beat value for the second quarter in a row as technology and healthcare surged.Technology was the strongest performing sector within the Russell 2000 Growth rising by approximately 33.99% in the quarter. Lehman Brothers research noted that in the second quarter, profitless companies rose 51%. Indeed the out performance of the smallest stocks was significant as companies less than $50 million in market cap rose 73%, whereas stocks above $1 billion were up only 14%. Under these conditions, Emerald's performance was very credible due to our median market cap, consistently between $600 and $800 million.

Emerald's solid performance was driven by our growing life science exposure and strong stock picking, as our top ten holdings which include: Amkor Technologies
(AMKR),  Applied Film (AFCO),  Martek Biosciences (MATK),  Education  Management
(EDMC) and Photon Dynamics (PHTN) (which are discussed in more detail below) significantly outperformed the market. Our solid performance came despite the underperformance of several of our larger holdings and our underweight in technology.The holdings that did not participate in the second quarter rebound were IGEN International (IGEN) down 10.2%,Airgas (ARG) down 9.5%,Yellow Corp.
(YELL) down 3.4% and American Italian Pasta (PLB) down 1.8%. Emerald's investment in Airgas continues to be predicated on a cyclical rebound and as we are optimistic on the outlook for the economy we are optimistic on the outlook for Airgas.As for the underperformance in IGEN and PLB there were no fundamental changes to either story to warrant the weakness and we continue to believe that our long-term thesis on each of these

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investments is sound. In regards to our underweight position in technology, as you are aware, Emerald is a fun-damental bottom up manager and as such, opportunity drives sector allocation. We did not see that opportu-nity in technology during the quarter and believe much of the index return was captured in companies that Emerald does not consider to be investment quality. Our belief is substantiated by a July 3, 2003 report issued by Credit Suisse First Boston which decomposed the return of the Russell 2000 Growth during the second quarter and found that companies losing money significantly outperformed companies anticipated to make money gaining 64% and 29.5% respectively.

From a total portfolio perspective, healthcare has grown in importance to the portfolio, as we have been increasing our exposure to the sector with an emphasis on biotechnology. Consumer continues to be an emphasis, and while we have been opportunistically adding to our technology exposure, Emerald was under-weight technology during the quarter. However, that was partially offset by our overweight in producer durables and specifically within that sector, semiconductor capital equipment, which posted stellar perfor-mance in the quarter.

Healthcare has been a strong performer in our portfolio as well as in the index. In the last commentary, we indi-cated that we were looking to increase our exposure to the life sciences sector, as FDA Commissioner Mark McClellan has reshaped the agency in the brief time since his appointment in 2002. He has sought to brand the new FDA as promoting sound science, ensuring safety, helping to lower cost, and expediting innovation. The agency is currently in the process of establishing internal performance measures, peer review and quality control systems. By streamlining the approving process the FDA will once again promote research and devel-opment and at the same time reduce costs, which should ultimately produce a great benefit to society at large. As a result of these changes and number of prominent product approvals, the Russell 2000 Growth healthcare sector posted a 28% return in the quarter. Emerald's portfolios benefited as well with exceptional performance from a number of holdings including: Columbia Labs (COB) +108%, GenProbe (GPRO) +81.0%, Martek Biosciences
(MATK) +40.6%, KV Pharmaceuticals (KVA) + 53.6%, Alkermes (ALKS) +16.2% and Telik (TELK) +14.1%. Looking forward, the recent wave of product approvals and the industry's ability to raise millions of dollars to back new drug therapies at pre- and post- FDA approval levels lend credence to our thesis and sup-ports our investment within this sector.

The technology sector was the best performing sector in the Russell 2000 Growth gaining 33.99% in the quar-ter. Emerald's technology holdings also experienced strong performance with notable performance from Amkor Technologies (AMKR) +154.5%, ChipPac (CHPC) +107.8%, White Electronic Design (WEDC) +55.6%, Micros Systems (MCRS) +40.4% and Avid Technology (AVID) +53.3%.

While these results were impressive, our underweight position relative to the index weight constrained our performance in the quarter. Our decision to be underweight continues to be driven by the lack of identifiable growth drivers. While the market has already begun to discount a recovery in this sector, we continue to be pessimistic as to the breadth of the recovery. Looking forward, we believe that out performance in the tech-nology sector will not be driven by being overweight the group, but a function of superior stock picking. In that regard we have identified several companies that have been strong performers for us to date and that we expect to experience growth rates that will outpace their peers. These companies include two contract manu-

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facturers  specializing  in  semiconductor  assembly and  test:Amkor  Technology
(AMKR) and ChipPac (CHPC) are benefiting from several factors including expanding market share, increased semiconductor unit volumes and the trend toward outsourcing. We also see opportunity in niche technology companies, Avid Technology (AVID), a leader in nonlinear video editing equipment and software for the post-production market place; Micros Systems (MCRS), a leading provider of Point-of-Sale (POS) hardware and software for the restaurant, lodging and casino industries; and White Electronic Designs (WEDC - NASDAQ), a manufacturer of ruggedized LCD display systems and specialized semiconductors for military applications.

As stated above, we believe that our underweight in technology was partially offset by our overweight in pro-ducer durables in which we have had great success identifying opportunities. Notable performers in the quar-ter include:
Photon Dynamics (PHTN) +65.7% and Applied Film Technology (AFCO) +60.1% both of which we believe will be substantial beneficiaries of the transition from CRT (cathode ray tube) monitors to flat panel LCD (liquid crystal display) displays in the computer monitor and television markets.

The financial sector continues to be a major winner. For more information,please see our Banking Fund Review.

Consumer sector has also been an area of success. Within this sector Emerald continues to focus on niche-oriented companies that are able to drive superior revenue and earnings growth. Our holdings in this cate-gory are diversified across retail, radio, education, gaming and entertainment. Some of the more noteworthy performers were the retailers: Electronics Boutique (ELBO) +36.6%, Wet Seal (WTSLA) +44.2% and Hibbett Sporting Goods (HIBB) +27.3%, the gaming company Boyd Gaming (BYD) +31.4% and the education company Education Management
(EDMC) +29.9%.

EMERALD SELECT BANKING AND FINANCE FUND

The Emerald Select Banking and Finance Fund* continues to be the big winner for our shareholders over the last twelve months, as well as since its inception date of October 1998 as a financial services fund.

                                             PERFORMANCE RESULTS FOR PERIODS ENDED JUNE 30, 2003
                                          --------------------------------------------------------
                                                    AVERAGE ANNUAL RETURN                  TOTAL
                                          --------------------------------------------    RETURNS
                                                                               SINCE       SINCE
                                           ONE         THREE        FIVE     INCEPTION   INCEPTION
FUND/INDEX                                 YEAR        YEARS        YEARS     2-18-97     2-18-97
----------                                ------      ------       ------    ---------   ---------
Emerald Select Banking
   and Finance Fund*
     Class A at NAV                        10.46%      23.08%       9.31%      13.05%     118.35%
     Class A at MOP                         5.19%      21.10%       8.25%      12.19%     107.95%
Russell 2000 Index                         -1.64%      -3.30%       0.97%        N/A         N/A
Morningstar - Financial Funds Average       0.05%       7.85%       2.99%        N/A         N/A

* Prior to 10/20/98 the Fund, called the Select Opportunities Fund, pursued a different objective.
Past performance is no guarantee of future results.The Select Banking and Finance Fund returns at NAV do not include the effects of the Fund's Class A maximum 4.75% sales charge; returns at MOP do.The Russell 2000 Index measures the performance returns of 2000 simi-lar cap companies. Investments cannot be made in an index.The Morningstar Financial Funds Average represents 113, 91 and 57 financial services funds for total return without regard to sales charges for the One Year, Three Year and Five Year, and Since Inception (2/18/97) periods, respectively. All performance results assume reinvestment of dividends.

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EMERALD MUTUAL FUNDS

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The financial sector continues to be a major winner.We have added more insurance exposure over the past six months to take advantage of the hard cycle in insurance premiums.Since 9/11, insurance companies have been able to raise prices. Premium growth has also been rising as the need for Directors and Officers Liability Insurance, Event and Omissions, Personal Liability Coverage for Consultants, greater property coverage, etc. has all led to a new growth cycle. Examples include Philadelphia Consolidated (PHLY) and HCC Insurance
Holdings (HCC), which are up 10.7 percent and 15.7 percent respectively.The community banking continued its strong performance. Demographic trends continue to point towards a greater need for financial services by the baby boom generation. Banking products, asset management, brokerage services, are all climbing. Community banks are now offering a greater menu of products including those listed above. Acquisitions are now the norm as wealth management and insurance products are the focus of community bankers across the country. Most importantly, community banks continue to take market share from the large regional banking giants who can no longer provide personalized services to the retail client or the small business commercial loan.

We have increased our position in Asset Management and Brokerage Services sectors over the last six months by buying Newberger Berman, E-Trade Group, Legg Mason (LM) and Affiliated Managers Group among others. As our markets recover, we believe Asset Managers and brokerage firms will be major beneficiaries. After being sub par performers over the last few years, Emerald's entry into this sector proved quite profitable for our shareholders.

The  community  bank  sector in which the  Emerald  Fund  concentrates  has some
substantial   advantages  to  their  bigger  compatriots,   especially  in  this
recessionary and slow recovery environment.

     1.)  Personalized customer service

     2.)  Better asset quality (incredibly still improving)

     3.)  Lower funding costs through consumer deposits

     4.) Steady loan growth from the consumer sector as well as small business loans

     5.)  Greater opportunity for increasing fee income

     6.)  Limited stock option exposure if expensed

     7.)  Lower risk business plan

Emerald concentrates on small cap institutions (Morningstar computes a $430 million median market cap for Emerald vs. $16.6 billion for the average financial services fund as of the June 30, 2002 data release) with:

     1.)  Solid earnings growth

     2.)  Leading and defensible franchises

     3.)  Strong asset quality

     4.)  Experienced management teams

Our smaller community oriented banks have been taking market share from their larger competition. By uti-lizing personalized service, banks have continued to acquire greater loan business by capturing loans one by one or by attracting loan officers who bring their loan clients with them from larger banks or from merged entities. Consolidation is inevitable as technology costs grow and competition heats up. In the last 24 months,

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EMERALD MUTUAL FUNDS

REPORT FROM MANAGEMENT-- CONTINUED
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the consolidation trend slowed due to the slow economy. As the economy improves in 2004, banks may pick up their merger activity in order to enhance future earnings.

EMERALD SELECT TECHNOLOGY FUND

The technology sector was the best performing sector in the Russell 2000 Growth gaining 33.99 percent in the quarter. Emerald's technology holdings also experienced strong performance and with notable perfor-mance from Amkor Technologies (AMKR) +154.5 percent, ChipPac (CHPC) +107.8 percent,White Electronic Design (WEDC) +55.6 percent.

                                             PERFORMANCE RESULTS FOR PERIODS ENDED JUNE 30, 2003
                                          --------------------------------------------------------
                                                    AVERAGE ANNUAL RETURN                  TOTAL
                                          --------------------------------------------    RETURNS
                                                                               SINCE       SINCE
                                           ONE         THREE        FIVE     INCEPTION   INCEPTION
FUND/INDEX                                 YEAR        YEARS        YEARS     10-31-97    10-31-97
----------                                ------      ------       ------    ---------   ---------
Emerald Select Technology Fund
     Class A at NAV                         4.83%     -38.41%     -10.15%      -5.91%     -29.21%
     Class A at MOP                        -0.18%     -39.40%     -11.02%      -6.72%     -32.58%
Russell 2000 Index                         -1.64%      -3.30%       0.97%       1.91       11.29
Russell 2000G Index                         0.69%     -16.67%      -4.25%      -3.26      -17.12
Morningstar - Technology Funds Average      6.90%     -34.04%      -1.44%       1.75       10.32

As you review the results above, please note that the Fund has invested in a variety of initial public offerings (IPO's).The performance of IPO's may have a greater impact on the performance results of a smaller fund, and may lessen as the Fund's assets grow. Past performance is no guarantee of future results. Emerald Select Technology Fund returns at NAV do not include the effects of the Fund's Class A maximum 4.75% sales charge; returns at MOP do. The Russell 2000 Index measures the performance returns of 2000 small-cap companies. Investments cannot be made in an index.The Morningstar Technology Funds Average represents 344, 255, 105 and 63 technology funds, respectively, for total return without regard to sales charges for the One Year,Three Year, Five Year and Since Inception (10/31/97) periods. All performance results assume reinvestment of dividends.

While these results for the latest quarter were impressive, the technology's sector fundamentals haven't fully recovered. While the market has already begun to discount a recovery in this sector, we continue to be pes-simistic as to the breadth of the recovery. Looking forward, we believe that out performance in the technology sector will not be driven by simply investing in the group, but a function of superior stock picking. Fundamentals will eventually rule the day, as we believe the optimism reflected in the current valuations within some areas of the technology sector are tracking significantly ahead of the fundamentals as we see them today. So where do we see the opportunity? We see the opportunity in the area of flat panel display market and semi-conductor test. We believe there continues to be opportunity in two leading contract manufacturers special-izing in semiconductor assembly and test: Amkor Technology (AMKR) and ChipPac
(CHPC).These two com-panies are benefiting from several factors including: expanding market share, increased semiconductor unit volumes and the trend toward outsourcing. As we stated in our last commentary we have positioned the port-folio to benefit from the transition from CRT (cathode ray tube) monitors to flat panel LCD (liquid crystal dis-play) displays in the computer monitor and television markets. Emerald has taken positions in two equipment companies that we believe will be substantial beneficiaries of this transition:Applied Film Technology (AFCO)

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+60.1 percent and Photon Dynamics (PHTN) +65.7 percent. Beyond those themes Emerald has identified sev-eral niche technology companies that we believe will show exceptional growth.

     o Micros Systems (MCRS) is a leading provider of Point-of-Sale (POS) hardware and software for the restau-rant, lodging and casino
          industries.We believe the company is poised to experience strong growth as a result of successful new product introductions, entry to into new markets, such as specialty retail, and improvement within its existing end markets.

     o White Electronic Designs (WEDC - NASDAQ), a manufacturer of ruggedized LCD display systems and specialized semiconductors for military applications, which is leveraging its acquisitions to penetrate high-growth markets

We entered the June quarter with optimism that a cyclical rebound in the economy would drive higher levels of corporate IT spending, and that increased end market stability would create a foundation for improved earn-ings. However, the SARS outbreak and uncertainty of war were cause for concern, and this acted to delay some non-essential corporate spending.As the geo-economic pressures lifted, the technology sector began to show solid recovery. Consequently, many technology stocks delivered strong gains. The tech-weighted NASDAQ advanced 21.0%, the Russell 2000 advanced 23.0%, and the Philadelphia Semiconductor (SOX) Index advanced 21.4%. During the same period, Emerald's Select Technology Fund advanced 30.9%.

All technology segments gained ground during the quarter. The storage segment (up over 40%) rose as end users resumed spending on this high priority budget area.The contract manufacturer segment was strong for most of the quarter, but profit taking pressured the sector during June when it became apparent that revenues weren't growing as originally expected. In the semiconductor segment, manufacturers experienced high unit growth (off the down-cycle lows), and this benefited a number of stocks. However, continued pricing pressures limited the revenue and earnings recovery for most manufacturers. During the quarter, utilization rates at semi-conductor foundries remained relatively low because of the excessive buying of capital equipment during the 2000-2001 up-cycle. Combined with a changing consensus regarding the timing of an industry upturn, this caused volatility and put a lid on the capital equipment segment's recovery. Despite this, advanced technology spending in areas such as 300mm wafers continued in preparation for the next up-cycle, and this supplied a modest market improvement for those capital equipment manufacturers with advanced technology solutions. The two weakest segments were the computer and IT software segments, both constrained by the ongoing pressures on IT spending.

A number of other technology holdings outperformed their respective indices including: InterDigital Commu-nications (IDCC - NASDAQ), which is leveraging its substantial portfolio of patents for 3G wireless technology; Integrated Circuit Systems (ICST - NASDAQ), a semiconductor manufacturer specializing in timing continues to expand its market by replacing older technology alternatives.

We have also maintained long-term positions in a number of other stocks that under-performed the sector indices during the June quarter, but are stocks we believe are well positioned to outperform during the near future. Included in this group are: Neoware Systems (NWRE - NASDAQ), a manufacturer of thin client com-puters used as a replacement for dumb terminals; Universal Display (PANL - NASDAQ), a developer of OLED display technology that has major advantages over current flat panel display technologies.

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REPORT FROM MANAGEMENT-- CONCLUDED
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As we enter the September quarter, we believe the technology sector will continue to lead the industry recov-ery. Although we recognize that many stocks have risen in anticipation of future earnings improvements, we believe that modest near-term earnings improvements will be sufficient for investors to maintain a longer-term focus. Consequently, we are positioning our portfolio for a continuation of the slow end market recovery expe-rienced in the past quarter.Whereas corporate spending remained tactical, with smaller commitments in areas of short Return on Investments, we anticipate a transition to larger, strategic projects during the second half of 2003.We believe this will offer incremental benefit to computer hardware vendors and IT software suppliers. Additionally, we believe that capital equipment utilization rates in the semiconductor industry will reach lev-els where fabs start to order capacity-oriented capital equipment again.We are cautiously optimistic that this will fuel additional recovery for both front-end and back-end equipment manufacturers.

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             Emerald Growth Fund Class A Performance Comparison vs.
                    Russell 2000* and Russell 2000 Growth**
                   Growth of Hypothetical $10,000 Investment

--------------------------------------------------------
              AVG. ANNUAL TOTAL RETURN+
                             1 YEAR    5 YEAR    10 YEAR
Emerald Growth Class A
   (load adjusted)***        (5.20)%    1.23%     11.58%
Emerald Growth Class A
   (without load)            (0.49)%    2.22%     12.13%
Russell 2000                 (1.63)%    0.97%      8.24%
Russell 2000 Growth Index     0.68%    (4.25)%     4.34%
--------------------------------------------------------

                                                       6/30/03
The Emerald Growth Fund Class A (load adjusted)        $32,827
The Emerald Growth Fund Class A (without load)         $34,464
Russell 2000 Index                                     $27,538
Russell 2000 Growth Index                              $18,081

* The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.
** The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.
*** The Fund's Class A total returns for one, five and ten years reflect the effect of the maximum sales load charge of 4.75%.
+    Past performance is not indicative of future performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERALD GROWTH FUND
TOP TEN HOLDINGS AS OF JUNE 30, 2003

ISSUE                       % OF FUND    ISSUE                         % OF FUND
-----                       ---------    -----                         ---------
1.   Amkor Technology, Inc.     2.98%    6.   Photon Dynamics, Inc.        1.78%
2.   Applied Films Corp.        2.67%    7.   Cabot Microelectronics Corp. 1.75%
3.   Paragon Technologies, Inc. 2.47%    8.   Respironics, Inc.            1.67%
4.   Martek Biosciences Corp.   2.39%    9.   Global Imaging Systems, Inc. 1.63%
5.   Education Management Corp. 1.87%    10.  II-VI, Inc.                  1.55%
--------------------------------------------------------------------------------

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THE EMERALD GROWTH FUND

THE FUND AT A GLANCE
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--------------------------------------------------------------------------------
             Emerald Growth Fund Class C Performance Comparison vs.
                    Russell 2000* and Russell 2000 Growth**
                   Growth of Hypothetical $10,000 Investment

----------------------------------------------------------------
                    CUMULATIVE TOTAL RETURN+
                                             1 YEAR    INCEPTION
Emerald Growth Class C (load adjusted)***    (3.14)%    (10.46)%
Emerald Growth Class C (without load)        (1.18)%    (10.17)%
Russell 2000                                 (1.63)%     (3.30)%
Russell 2000 Growth Index                     0.68%     (16.66)%
----------------------------------------------------------------

                                                       6/30/03
The Emerald Growth Fund Class C (load adjusted)         $7,177
The Emerald Growth Fund Class C (without load)          $7,245
Russell 2000 Index                                      $9,042
Russell 2000 Growth Index                               $5,789

* The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.
** The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.
*** The Fund's Class C total returns since Inception (July 1, 2000) and for one year reflect the effect of the maximum front-end sales load charge of 1.00% and the one year return also reflects the 1.00% contingent deferred sales charge.
+    Past performance is not indicative of future performance.
--------------------------------------------------------------------------------

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THE EMERALD SELECT BANKING AND FINANCE FUND

THE FUND AT A GLANCE
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--------------------------------------------------------------------------------
   Emerald Select Banking and Finance Fund Class A Performance Comparison vs.
                                 Russell 2000*
                   Growth of Hypothetical $10,000 Investment

-------------------------------------------------------------------------
                      AVG. ANNUAL TOTAL RETURN+
                                            1 YEAR    5 YEAR    INCEPTION
Emerald Select Banking & Finance
     Class A (load adjusted)**               5.19%     8.25%     12.19%
Emerald Select Banking & Finance
     Class A (without load)                 10.46%     9.31%     13.05%
Russell 2000                                (1.63)%    0.97%      4.43%
-------------------------------------------------------------------------

                                                                      6/30/03
The Emerald Select Banking and Finance Fund Class A (load adjusted)   $21,704
The Emerald Select Banking and Finance Fund Class A (without load)    $22,786
Russell 2000 Index                                                    $16,464

* The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.
** The Fund's Class A total returns since Inception (February 18, 1997) and for five years and one year reflect the effect of the maximum sales load charge of 4.75%.
+    Past performance is not indicative of future performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TOP TEN HOLDINGS AS OF JUNE 30, 2003

ISSUE                                   % OF FUND     ISSUE                              % OF FUND
-----                                   ---------     -----                              ---------
1.   Allegiant Bancorp, Inc.                2.47%     6.   Northrim BanCorp, Inc.            1.84%
2.   Philadelphia Consolidated Holding Co.  2.24%     7.   United National Bancorp           1.84%
3.   HCC Insurance Holdings, Inc.           2.16%     8.   F.N.B. Corp.                      1.84%
4.   Sun Bancorp, Inc.                      1.87%     9.   Bank of the Ozarks, Inc.          1.83%
5.   Harleysville National Corp.            1.85%     10.  Affiliated Managers Group, Inc.   1.83%

--------------------------------------------------------------------------------

================================================================================
THE EMERALD SELECT BANKING AND FINANCE FUND

THE FUND AT A GLANCE
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
   Emerald Select Banking and Finance Fund Class C Performance Comparison vs.
                                 Russell 2000*
                   Growth of Hypothetical $10,000 Investment

--------------------------------------------------------------------------------
                         CUMULATIVE ANNUAL TOTAL RETURN+
                                                             1 YEAR    INCEPTION
Emerald Select Banking & Finance Class C (load adjusted)**    7.63%      21.94%
Emerald Select Banking & Finance Class C (without load)       9.69%      22.33%
Russell 2000                                                 (1.63)%     (3.30)%
--------------------------------------------------------------------------------

                                                                      6/30/03
The Emerald Select Banking and Finance Fund Class C (load adjusted)   $18,129
The Emerald Select Banking and Finance Fund Class C (without load)    $18,307
Russell 2000 Index                                                     $9,042

* The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.
** The Fund's Class C total returns since Inception (July 1, 2000) and for one year reflect the effect of the maximum front-end sales load charge of 1.00% and the one year return also reflects the 1.00% contingent deferred sales charge.
+    Past performance is not indicative of future performance.
--------------------------------------------------------------------------------

================================================================================
THE EMERALD SELECT TECHNOLOGY FUND

THE FUND AT A GLANCE
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
       Emerald Select Technology Fund Class A Performance Comparison vs.
                    Russell 2000* and Russell 2000 Growth**
                   Growth of Hypothetical $10,000 Investment

-------------------------------------------------------------------
                      AVG. ANNUAL TOTAL RETURN+
                                      1 YEAR    5 YEAR    INCEPTION
Emerald Select Technology Class A
     (load adjusted)***               (0.18)%   (11.20)%   (6.72)%
Emerald Select Technology Class A
     (without load)                    4.83%    (10.15)%   (5.91)%
Russell 2000                          (1.63)%     0.97%     1.91%
Russell 2000 Growth Index              0.68%     (4.25)%   (3.26)%
-------------------------------------------------------------------

                                                                 6/31/03
The Emerald Select Technology Fund Class A (load adjusted)        $6,741
The Emerald Select Technology Fund Class A (without load)         $7,078
Russell 2000 Index                                               $11,129
Russell 2000 Growth Index                                         $8,291

* The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.
** The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.
*** The Fund's Class A total returns from Inception (October 31, 1997) and for one year and five years reflect the effect of the maximum sales load charge of 4.75%.
+    Past performance is not indicative of future performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERALD SELECT TECHNOLOGY FUND
TOP TEN HOLDINGS AS OF JUNE 30, 2003

ISSUE                                % OF FUND    ISSUE                                         % OF FUND
-----                                ---------    -----                                         ---------
1.   XM Satellite Radio Holdings Inc.    5.53%    6.   Telik, Inc.                                  3.25%
2.   Amkor Technology, Inc.              5.02%    7.   Seachange International, Inc.                3.10%
3.   Applied Films Corp.                 4.67%    8.   MICROS Systems, Inc.                         3.09%
4.   ChipPAC, Inc.                       4.07%    9.   Hyperion Solutions Corp.                     3.04%
5.   Affiliated Computer Services, Inc.  3.30%    10.  Cognizant Technology Solutions Corporation   2.81%

--------------------------------------------------------------------------------

================================================================================
THE EMERALD SELECT TECHNOLOGY FUND

THE FUND AT A GLANCE
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
       Emerald Select Technology Fund Class C Performance Comparison vs.
                    Russell 2000* and Russell 2000 Growth**
                   Growth of Hypothetical $10,000 Investment

--------------------------------------------------------------------------
                   CUMULATIVE ANNUAL TOTAL RETURN+
                                                       1 YEAR    INCEPTION
Emerald Select Technology Class C (load adjusted)***    2.35%     (38.90)%
Emerald Select Technology Class C (without load)        4.32%     (38.70)%
Russell 2000                                           (1.63)%     (3.30)%
Russell 2000 Growth Index                               0.68%     (16.66)%
--------------------------------------------------------------------------

                                                                 6/30/03
The Emerald Select Technology Fund Class C (load adjusted)        $2,281
The Emerald Select Technology Fund Class C (without load)         $2,304
Russell 2000 Index                                                $9,042
Russell 2000 Growth Index                                         $5,789

* The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.
** The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.
*** The Fund's Class C total returns since Inception (July 1, 2000) and for one year reflect the effect of the maximum front-end sales load charge of 1.00% and the one year return also reflects the 1.00% contingent deferred sales charge.
+    Past performance is not indicative of future performance.
--------------------------------------------------------------------------------

Financial Statements 15

================================================================================
EMERALD MUTUAL FUNDS--GROWTH FUND

SCHEDULE OF INVESTMENTS                                            JUNE 30, 2003
--------------------------------------------------------------------------------
                                                                      MARKET
                                                         SHARES       VALUE
                                                         ------       -----
COMMON STOCKS-- 99.23%
AUTO & TRANSPORTATION-- 2.88%
    RAILROADS-- 1.46%
    Genesee & Wyoming, Inc.* .....................       58,800    $  1,209,516
                                                                   ------------
    TRUCKERS-- 1.42%
    Yellow Corp.* ................................       51,064       1,182,132
                                                                   ------------
    TOTAL AUTO & TRANSPORTATION ...............................       2,391,648
                                                                   ------------

CONSUMER DISCRETIONARY-- 19.63%
    CASINO & GAMBLING-- 0.83%
    Boyd Gaming Corp.* ...........................       40,000         690,400
                                                                   ------------
    EDUCATION SERVICES-- 2.19%
    Corinthian Colleges, Inc.* ...................        5,400         262,278
    Education Management Corp.* ..................       29,251       1,555,568
                                                                   ------------
                                                                      1,817,846
                                                                   ------------
    ENTERTAINMENT-- 1.24%
    Alliance Gaming Corp.* .......................       54,500       1,030,595
                                                                   ------------
    RADIO & TV BROADCASTERS-- 4.24%
    Entercom Communications Corp.* ...............       23,270       1,140,463
    Saga Communications, Inc.* ...................       58,850       1,144,633
    XM Satellite Radio Holdings Inc.* ............      111,400       1,230,971
                                                                   ------------
                                                                      3,516,067
                                                                   ------------
    RENTAL & LEASING SERVICES-- 0.86%
    Aaron Rents, Inc .............................       27,600         713,184
                                                                   ------------
    RESTAURANTS-- 0.59%
    RARE Hospitality International, Inc.* ........       15,000         490,200
                                                                   ------------
    RETAIL-- 7.76%
    Aeropostale, Inc.* ...........................        3,900          83,772
    Coldwater Creek Inc.* ........................       38,703         477,208
    Cost Plus, Inc.* .............................       11,800         420,788
    Electronics Boutique Holdings Corp.* .........       24,410         564,115
    Global Imaging Systems, Inc.* ................       58,500       1,354,860
    Guitar Center, Inc.* .........................       14,700         426,300
    Hibbett Sporting Goods, Inc.* ................       26,200         863,026
    HOT Topic, Inc.* .............................       25,400         683,514

See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS--GROWTH FUND

SCHEDULE OF INVESTMENTS--CONTINUED                                 JUNE 30, 2003
--------------------------------------------------------------------------------
                                                                      MARKET
                                                         SHARES       VALUE
                                                         ------       -----
    RETAIL-- 7.76% (CONTINUED)
    Linens 'N Things, Inc.* ......................       27,600    $    651,636
    Wet Seal, Inc.* ..............................       68,150         727,842
    1-800-FLOWERS.COM, Inc.* .....................       22,635         186,512
                                                                   ------------
                                                                      6,439,573
                                                                   ------------
    SERVICES:COMMERCIAL-- 0.56%
    4Kids Entertainment, Inc.* ...................       25,015         465,279
                                                                   ------------
    TOYS-- 1.36%
    Marvel Enterprises, Inc.* ....................       59,000       1,126,900
                                                                   ------------
    TOTAL CONSUMER DISCRETIONARY ..............................      16,290,044
                                                                   ------------

CONSUMER STAPLES-- 1.52%
    FOODS-- 1.52%
    American Italian Pasta Co.* ..................       26,800       1,116,220
    Hershey Foods Corp ...........................        2,059         143,430
                                                                   ------------
    TOTAL CONSUMER STAPLES ....................................       1,259,650
                                                                   ------------

ENERGY-- 3.88%
    COAL-- 0.45%
    Comstock Resources, Inc.* ....................       27,000         369,360
                                                                   ------------
    MACHINERY:OIL WELL EQUIPMENT & SERVICES-- 2.45%
    Key Energy Services, Inc.* ...................       68,300         732,176
    Pride International, Inc.* ...................       58,000       1,091,560
    W-H Energy Services, Inc.* ...................       10,800         210,384
                                                                   ------------
                                                                      2,034,120
                                                                   ------------
    OIL:CRUDE PRODUCERS-- 0.98%
    Chesapeake Energy Corporation* ...............       61,600         622,160
    Grey Wolf, Inc.* .............................       47,700         192,708
                                                                   ------------
                                                                        814,868
                                                                   ------------
    TOTAL ENERGY ..............................................       3,218,348
                                                                   ------------

FINANCIAL SERVICES-- 13.80%
    BANKS:REGIONAL-- 9.04%
    Banc Corp ....................................       41,300         277,123
    Bank of the Ozarks, Inc ......................        2,600         100,776
    Community Banks, Inc .........................       22,130         658,146
    F.N.B. Corp ..................................       24,242         733,563
    First Colonial Group, Inc ....................       20,423         991,945

                                  See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS--GROWTH FUND

SCHEDULE OF INVESTMENTS--CONTINUED                                 JUNE 30, 2003
--------------------------------------------------------------------------------
                                                                      MARKET
                                                         SHARES       VALUE
                                                         ------       -----
    BANKS:REGIONAL-- 9.04% (CONTINUED)
    Harleysville National Corp ...................       33,121    $    896,254
    Local Financial Corp.* .......................       48,000         693,120
    Progress Financial Corp ......................       63,071         870,380
    S&T Bancorp, Inc .............................       16,250         445,738
    Sun Bancorp, Inc .............................       24,990         497,301
    Sun Bancorp, Inc.* ...........................          500          10,090
    United National Bancorp ......................        9,400         259,346
    Univest Corporation of Pennsylvania ..........       12,625         417,887
    Yardville National Bancorp ...................       33,100         645,450
                                                                   ------------
                                                                      7,497,119
                                                                   ------------
    INSURANCE:MULTI-LINE-- 0.95%
    HCC Insurance Holdings, Inc ..................       26,700         789,519
                                                                   ------------
    INSURANCE:PROPERTY-CASUALTY-- 3.81%
    Markel Corp.* ................................        2,100         537,600
    Penn-America Group, Inc ......................       97,680       1,098,900
    Philadelphia Consolidated Holding Co.* .......       24,000         969,600
    Selective Insurance Group ....................       22,100         553,605
                                                                   ------------
                                                                      3,159,705
                                                                   ------------
    TOTAL FINANCIAL SERVICES ..................................      11,446,343
                                                                   ------------

HEALTH CARE-- 18.69%
    BIOTECHNOLOGY RESEARCH & PRODUCTION-- 5.05%
    BioSphere Medical, Inc.* .....................       87,500         525,000
    Celgene Corp.* ...............................          530          16,112
    Exact Sciences Corporation* ..................       42,700         467,992
    Martek Biosciences Corp.* ....................       46,250       1,985,975
    Protein Design Labs, Inc.* ...................       23,500         328,530
    Telik, Inc.* .................................       53,700         862,959
                                                                   ------------
                                                                      4,186,568
                                                                   ------------
    DRUGS & PHARMACEUTICALS-- 5.82%
    Alkermes, Inc.* ..............................       84,900         912,675
    Columbia Laboratories, Inc.* .................       49,800         545,310
    Connectics Corporation* ......................       10,715         160,404
    ILEX Oncology, Inc.* .........................       48,002         929,799
    KV Pharmaceutical Co.* .......................       41,124       1,143,247
    Medicines Co.,The* ...........................       57,200       1,139,424
                                                                   ------------
                                                                      4,830,859
                                                                   ------------

See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS--GROWTH FUND

SCHEDULE OF INVESTMENTS--CONTINUED                                 JUNE 30, 2003
--------------------------------------------------------------------------------
                                                                      MARKET
                                                         SHARES       VALUE
                                                         ------       -----
    ELECTRONICS:MEDICAL SYSTEMS-- 0.25%
    EPIX Medical, Inc.* ..........................        5,900    $     83,485
    VISX, Incorporated* ..........................        7,200         124,920
                                                                   ------------
                                                                        208,405
                                                                   ------------
    HEALTH CARE SERVICES-- 0.72%
    LabOne, Inc.* ................................       27,700         597,212
                                                                   ------------
    HEALTH CARE FACILITIES-- 1.31%
    Renal Care Group, Inc.* ......................       30,800       1,084,468
                                                                   ------------
    MEDICAL & DENTAL INSTRUMENTS & SUPPLIES-- 5.09%
    Align Technology, Inc.* ......................       55,204         695,570
    Gen-Probe Incorporated* ......................       15,600         637,572
    IGEN International, Inc.* ....................       30,331         952,393
    ResMed Inc.* .................................       14,100         552,720
    Respironics, Inc.* ...........................       37,200       1,384,956
                                                                   ------------
                                                                      4,223,211
                                                                   ------------
    MISCELLANEOUS HEALTH CARE-- 0.45%
    ThermoGenesis Corp.* .........................      130,900         374,374
                                                                   ------------
    TOTAL HEALTH CARE .........................................      15,505,097
                                                                   ------------

MATERIALS & PROCESSING-- 4.30%
    BUILDING:MISCELLANEOUS-- 0.46%
    Berger Holdings Ltd.* ........................      118,150         381,034
                                                                   ------------
    CHEMICALS-- 3.84%
    Airgas, Inc.* ................................       66,700       1,117,225
    Cabot Microelectronics Corp.* ................       28,700       1,448,489
    MacDermid, Inc ...............................       23,700         623,310
                                                                   ------------
                                                                      3,189,024
                                                                   ------------
    TOTAL MATERIALS & PROCESSING ..............................       3,570,058
                                                                   ------------

PRODUCER DURABLES-- 16.46%
    AEROSPACE-- 1.23%
    Environmental Tectonics, Inc.* ...............      197,500       1,019,100
                                                                   ------------
    ELECTRICAL EQUIPMENT & COMPONENTS-- 0.35%
    Cohu, Inc ....................................       18,300         285,480
                                                                   ------------
    ELECTRICAL:INSTRUMENT GAUGES-- 0.82%
    Keithley Instruments, Inc ....................       47,000         679,150
                                                                   ------------

                                  See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS--GROWTH FUND

SCHEDULE OF INVESTMENTS--CONTINUED                                 JUNE 30, 2003
--------------------------------------------------------------------------------
                                                                      MARKET
                                                         SHARES       VALUE
                                                         ------       -----
    IDENTIFICATION CONTROL & FILTER-- 1.37%
    ESCO Technologies, Inc.* .....................       25,800    $  1,135,200
                                                                   ------------
    MACHINERY:INDUSTRIAL/SPECIALTY-- 2.69%
    Paragon Technologies, Inc.* ..................      204,715       2,047,150
    Surebeam Corp.* ..............................       69,918         186,079
                                                                   ------------
                                                                      2,233,229
                                                                   ------------
    MACHINERY:SPECIALTY-- 3.19%
    Applied Films Corp.* .........................       85,685       2,217,528
    Semitool, Inc.* ..............................       86,550         426,691
                                                                   ------------
                                                                      2,644,219
                                                                   ------------
    MANUFACTURING-- 1.39%
    Met-Pro Corp .................................       80,000       1,155,200
                                                                   ------------
    POLLUTION CONTROL AND ENVIRONMENTAL TECHNOLOGY-- 0.64%
    Headwaters Incorporated* .....................       36,300         533,247
                                                                   ------------
    PRODUCTION TECHNOLOGY EQUIPMENT-- 3.55%
    Credence Systems Corporation* ................       19,500         165,165
    Photon Dynamics, Inc.* .......................       53,400       1,475,442
    Rudolph Technologies, Inc.* ..................       39,950         637,602
    Varian Semiconductor Equipment Associates, Inc.*     22,500         669,600
                                                                   ------------
                                                                      2,947,809
                                                                   ------------
    TELECOMMUNICATION EQUIPMENT-- 1.23%
    Interdigital Communications Corp.* ...........       43,600       1,018,932
                                                                   ------------
    TOTAL PRODUCER DURABLES ...................................      13,651,566
                                                                   ------------

TECHNOLOGY-- 18.07%
    COMPUTER SERVICES SOFTWARE-- 3.22%
    Cognizant Technology Solutions Corporation* ..       26,100         635,796
    Hyperion Solutions Corp.* ....................       25,600         864,256
    Micros Systems, Inc.* ........................       35,500       1,170,790
                                                                   ------------
                                                                      2,670,842
                                                                   ------------
    COMMUNICATIONS TECHNOLOGY-- 1.68%
    Ixia* ........................................       25,000         160,750
    Seachange International, Inc.* ...............      124,000       1,182,960
    ViaSat, Inc.* ................................        3,335          47,824
                                                                   ------------
                                                                      1,391,534
                                                                   ------------

See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS--GROWTH FUND

SCHEDULE OF INVESTMENTS--CONTINUED                                 JUNE 30, 2003
--------------------------------------------------------------------------------
                                                                      MARKET
                                                         SHARES       VALUE
                                                         ------       -----
    COMPUTER TECHNOLOGY-- 2.25%
    Drexler Technology Corp.* ....................       29,100    $    451,050
    Lexar Media, Inc.* ...........................       66,800         637,272
    Neoware Systems, Inc.* .......................       50,955         781,650
                                                                   ------------
                                                                      1,869,972
                                                                   ------------
    ELECTRICAL & ELECTRONICS-- 1.04%
    Benchmark Electronics, Inc.* .................       18,200         559,832
    Universal Display Corp.* .....................       33,800         301,496
                                                                   ------------
                                                                        861,328
                                                                   ------------
    ELECTRONICS-- 3.57%
    Avid Technology, Inc.* .......................       28,500         999,495
    Flir Systems, Inc.* ..........................       22,400         675,360
    II-VI, Inc.* .................................       55,800       1,287,864
                                                                   ------------
                                                                      2,962,719
                                                                   ------------
    ELECTRONICS:SEMI-CONDUCTORS-- 6.31%
    Amkor Technology, Inc.* ......................      187,905       2,469,072
    ChipPAC, Inc.* ...............................       96,664         741,413
    eMagin Corporation* ..........................          200             118
    Integrated Circuit Systems, Inc.* ............       13,300         418,019
    Richardson Electronics Ltd ...................       51,410         416,421
    Virage Logic Corp.* ..........................       60,214         435,949
    White Electronic Designs Corp.* ..............       71,502         754,346
                                                                   ------------
                                                                      5,235,338
                                                                   ------------
TOTAL TECHNOLOGY ..............................................      14,991,733
                                                                   ------------
TOTAL COMMON STOCKS (COST $66,009,513) ........................      82,324,487
                                                                   ------------

                                  See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS--GROWTH FUND

SCHEDULE OF INVESTMENTS--CONCLUDED                                 JUNE 30, 2003
--------------------------------------------------------------------------------
                                                      PRINCIPAL       MARKET
                                                        AMOUNT        VALUE
                                                        ------        -----
SHORT-TERM INVESTMENTS-- 0.80%
    U.S TREASURY OBLIGATIONS-- 0.48%
    U.S.Treasury Bills, 07/03/03, 0.54% ..........     $100,000    $     99,995
    U.S.Treasury Bills, 07/10/03, 0.68% ..........      300,000         299,944
                                                                   ------------
                                                                        399,939
                                                                   ------------
    VARIABLE RATE DEMAND NOTES #-- 0.32%
    American Family Financial Services, Inc.,
       10/13/03, 0.71% ...........................       84,933          84,933
    Wisconsin Corporate Central Credit Union,
       10/14/03, 0.70% ...........................      182,539         182,539
                                                                   ------------
                                                                        267,472
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS (COST $667,411) ..................         667,411
                                                                   ------------
TOTAL INVESTMENTS (COST $66,676,924)-- 100.03% ................      82,991,898
                                                                   ------------
OTHER ASSETS AND LIABILITIES, NET-- (0.03%) ...................         (27,212)
                                                                   ------------
NET ASSETS-- 100.00%                                               $ 82,964,686
                                                                   ============

*    Non-income producing security
#    Variable rate demand notes are considered  short-term  obligations  and are
     payable  on  demand.   Interest  rates  change  periodically  on  specified
     dates.The rate listed is as of June 30, 2003.

See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS--SELECT BANKING AND FINANCE FUND

SCHEDULE OF INVESTMENTS                                            JUNE 30, 2003
--------------------------------------------------------------------------------
                                                                      MARKET
                                                         SHARES       VALUE
                                                         ------       -----
COMMON STOCKS-- 97.11%
FINANCIAL SERVICES-- 94.69%
    BANKS:REGIONAL-- 66.99%
    ABC Bancorp ..................................       37,900    $    537,422
    Abigail Adams National Bancorp ...............       36,438         638,786
    ACNB Corp ....................................        7,000         179,375
    Alabama National Bancorp .....................       30,600       1,483,488
    Allegiant Bancorp, Inc .......................      106,125       2,149,031
    Associated Banc-Corp .........................       40,200       1,492,224
    Banc Corp ....................................       51,800         347,578
    Bank of Hawaii Corp ..........................       10,200         338,130
    Bank of the Ozarks, Inc ......................       41,200       1,596,912
    Boston Private Financial Holdings., Inc ......       42,500         895,900
    Camden National Corp .........................       40,400       1,111,000
    Capital Bank Corp ............................       40,500         604,665
    Capital Corp of the West* ....................        6,000         152,160
    Capital Crossing Bank* .......................       39,100         944,656
    CB Bancshares, Inc ...........................        7,040         437,325
    Central Pacific Financial Corp ...............       28,200         781,140
    Century Bancorp, Inc .........................        3,700         110,186
    Chester Valley Bancorp .......................       71,129       1,369,945
    CNB Florida Bancshares, Inc ..................       29,100         455,415
    Codorus Valley Bancorp, Inc ..................       64,985       1,009,217
    Columbia Bancorp .............................       61,475       1,475,400
    Community Bank System, Inc ...................       26,800       1,018,400
    Community Banks, Inc .........................       47,456       1,411,341
    Community First Bankshares, Inc ..............       34,800         950,040
    First Colonial Group, Inc ....................        5,238         254,410
    First Community Bancshares, Inc ..............        7,900         278,870
    First Oak Brook Bancshares, Inc ..............       38,000       1,253,620
    Florida Banks, Inc.* .........................       36,200         421,368
    FloridaFirst Bancorp, Inc ....................       29,500         703,870
    F.N.B. Corp ..................................       52,874       1,599,967
    FNB Corp .....................................       20,000         541,600
    FNB Financial Services Corporation ...........       40,000         796,800
    Fulton Financial Corp ........................       23,705         471,018
    Great Southern Bancorp, Inc ..................       23,200         894,128
    Harleysville National Corp ...................       59,646       1,614,021
    Heritage Commerce Corp.* .....................       30,300         369,357
    IBERIABANK Corporation .......................        2,400         117,120
    International Bancshares Corp ................       24,556         873,211
    Lakeland Financial Corp ......................       40,000       1,215,200
    Laurel Capital Group, Inc ....................        8,850         186,912

                                  See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS--SELECT BANKING AND FINANCE FUND

SCHEDULE OF INVESTMENTS--CONTINUED                                 JUNE 30, 2003
--------------------------------------------------------------------------------
                                                                      MARKET
                                                         SHARES       VALUE
                                                         ------       -----
    BANKS:REGIONAL-- 66.99% (CONTINUED)
    Leesport Financial Corp ......................       26,145    $    496,755
    Legacy Bank of Harrisburg*^ ..................       31,027         321,905
    Local Financial Corp.* .......................       50,900         734,996
    Macatawa Bank Corporation ....................       10,815         260,533
    Main Street Banks, Inc .......................       40,378       1,021,563
    MB Financial Corp ............................       18,100         724,724
    MBT Financial Corp ...........................       10,000         175,000
    Mercantile Bank Corporation ..................       34,800         993,888
    Mercantile Bankshares Corp ...................       32,500       1,279,850
    National Penn Bancshares, Inc ................       13,134         368,803
    Northrim BanCorp, Inc ........................       88,400       1,602,692
    Oak Hill Financial, Inc ......................       48,600       1,216,458
    Pacific Crest Capital, Inc ...................       60,000       1,260,000
    Patriot Bank Corp ............................       22,760         409,452
    Pennrock Financial Services Corp .............        4,150         112,092
    Princeton National Bancorp, Inc ..............       24,000         604,800
    PrivateBancorp, Inc ..........................       22,350         609,485
    Progress Financial Corp ......................       18,960         261,648
    Riggs National Corp ..........................       10,000         152,200
    S&T Bancorp, Inc .............................       25,100         688,493
    Shore Bancshares, Inc ........................        2,717          83,548
    Sky Financial Group, Inc .....................       50,391       1,094,493
    Southern Financial Bancorp, Inc ..............       29,677         906,929
    Southside Bancshares, Inc ....................       44,148         792,015
    Southwest Bancorp, Inc .......................       20,869         572,019
    Summit Bancshares, Inc .......................       19,000         446,120
    Sun Bancorp, Inc .............................       81,937       1,630,551
    Sun Bancorp, Inc.* ...........................       29,477         594,846
    Union Bankshares Corp ........................       24,300         686,961
    United Community Banks, Inc ..................       30,200         754,396
    United National Bancorp ......................       58,000       1,600,220
    Virginia Financial Group, Inc ................       15,000         420,000
    Wilshire State Bank* .........................       79,140       1,216,382
    Yardville National Bancorp ...................       58,500       1,140,750
                                                                   ------------
                                                                     58,315,775
                                                                   ------------
    DIVERSIFIED FINANCIAL SERVICES-- 3.62%
    Bear Stearns Companies Inc.,The ..............       11,200         811,104
    E*TRADE Group, Inc.* .........................       84,900         721,650
    Legg Mason, Inc ..............................       23,500       1,526,325
    Stifel Financial Corp.* ......................        8,000          96,480
                                                                   ------------
                                                                      3,155,559
                                                                   ------------

See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS--SELECT BANKING AND FINANCE FUND

SCHEDULE OF INVESTMENTS--CONTINUED                                 JUNE 30, 2003
--------------------------------------------------------------------------------
                                                                      MARKET
                                                         SHARES       VALUE
                                                         ------       -----
    INSURANCE CARRIERS:MULTI-LINE-- 2.95%
    Arthur J. Gallagher & Co .....................       25,200    $    685,440
    HCC Insurance Holdings, Inc ..................       63,600       1,880,652
                                                                   ------------
                                                                      2,566,092
                                                                   ------------
    INSURANCE CARRIERS:PROPERTY & CASUALTY-- 11.33%
    Erie Indemnity Co ............................       27,400       1,130,250
    Harleysville Group Inc .......................       33,000         759,660
    Markel Corp.* ................................        6,200       1,587,200
    Navigators Group, Inc.,The* ..................       46,200       1,377,684
    PartnerRe Ltd ................................       22,100       1,129,531
    Penn-America Group, Inc ......................       73,300         824,625
    Philadelphia Consolidated Holding Co.* .......       48,300       1,951,320
    Selective Insurance Group ....................       44,000       1,102,200
                                                                   ------------
                                                                      9,862,470
                                                                   ------------
    INVESTMENT MANAGEMENT COMPANIES-- 6.71%
    Affiliated Managers Group, Inc.* .............       26,100       1,590,795
    Federated Investors, Inc .....................       44,000       1,206,480
    Gabelli Asset Management, Inc.* ..............       17,300         624,530
    Neuberger Berman Inc .........................       38,000       1,516,580
    Waddell & Reed Financial, Inc ................       35,100         901,017
                                                                   ------------
                                                                      5,839,402
                                                                   ------------
    SAVINGS & LOAN-- 3.09%
    Commercial Capital Bancorp, Inc.* ............       90,000       1,381,500
    First Niagara Financial Group, Inc ...........       46,000         642,160
    Guaranty Federal Bancshares, Inc .............       41,000         664,610
                                                                   ------------
                                                                      2,688,270
                                                                   ------------
    TOTAL FINANCIAL SERVICES ..................................      82,427,568
                                                                   ------------

REAL ESTATE INVESTMENT TRUSTS-- 2.42%
    Entertainment Properties Trust ...............       50,900       1,463,375
    Urstadt Biddle Properties, Inc ...............       50,000         643,000
                                                                   ------------
    TOTAL REAL ESTATE INVESMENT TRUSTS ........................       2,106,375
                                                                   ------------
    TOTAL COMMON STOCKS (COST $72,040,907) ....................      84,533,943
                                                                   ------------

                                  See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS--SELECT BANKING AND FINANCE FUND

SCHEDULE OF INVESTMENTS--CONCLUDED                                 JUNE 30, 2003
--------------------------------------------------------------------------------
                                                      PRINCIPAL       MARKET
                                                        AMOUNT        VALUE
                                                        ------        -----
SHORT-TERM INVESTMENTS-- 4.28%
    VARIABLE RATE DEMAND NOTES #-- 0.62%
    American Family Financial Services, Inc.,
       10/13/03, 0.71% ...........................     $210,315    $    210,315
    Wisconsin Corporate Central Credit Union,
       10/14/03, 0.70% ...........................      330,579         330,579
                                                                   ------------
    TOTAL VARIABLE RATE DEMAND NOTES INVESTMENTS ..............         540,894
                                                                   ------------
    U.S. TREASURY OBLIGATIONS-- 3.66%
    U.S.Treasury Bills, 07/03/03, 0.59% ..........      820,000         819,960
    U.S.Treasury Bills, 07/10/03, 0.71% ..........    1,060,000       1,059,792
    U.S.Treasury Bills, 07/17/03, 0.65% ..........    1,050,000       1,049,676
    U.S.Treasury Bills, 07/31/03, 0.60% ..........      250,000         249,866
                                                                   ------------
    TOTAL U.S.TREASURY OBLIGATIONS INVESTMENTS ................       3,179,294
                                                                   ------------
    TOTAL SHORT-TERM INVESTMENTS (COST $3,720,188) ............       3,720,188
                                                                   ------------
TOTAL INVESTMENTS (COST $75,761,095)-- 101.39% ................      88,254,131
                                                                   ------------
OTHER ASSETS AND LIABILITIES, NET-- (1.39%) ...................      (1,207,184)
                                                                   ------------
NET ASSETS-- 100.00% ..........................................    $ 87,046,947
                                                                   ============

*    Non-income producing security
#    Variable rate demand notes are considered  short-term  obligations  and are
     payable  on  demand.   Interest  rates  change  periodically  on  specified
     dates.The rate listed is as of June 30, 2003.
^    Illiquid security.

See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS--SELECT TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS                                            JUNE 30, 2003
--------------------------------------------------------------------------------
                                                                      MARKET
                                                         SHARES       VALUE
                                                         ------       -----
COMMON STOCKS-- 92.72%
CONSUMER DISCRETIONARY-- 2.43%
    RADIO & T.V. BROADCASTERS-- 2.43%
    XM Satellite Radio Holdings Inc.* ............        6,100    $     67,405
                                                                   ------------
    TOTAL CONSUMER DISCRETIONARY ..............................          67,405
                                                                   ------------
HEALTHCARE-- 16.38%
    BIOTECHNOLOGY RESEARCH & PRODUCTION-- 7.08%
    Celgene Corp.* ...............................        1,300          39,520
    Exact Sciences Corporation* ..................        1,000          10,960
    Protein Design Labs, Inc.* ...................        4,000          55,920
    Telik, Inc.* .................................        5,600          89,992
                                                                   ------------
                                                                        196,392
                                                                   ------------
    DRUGS & PHARMACEUTICALS-- 7.83%
    Alkermes, Inc.* ..............................        6,400          68,800
    American Pharmaceutical Partners, Inc.* ......        1,300          44,070
    ILEX Oncology, Inc.* .........................        2,700          52,299
    Medicines Co.* ...............................        2,600          51,792
                                                                   ------------
                                                                        216,961
                                                                   ------------
    MEDICAL & DENTAL INSTRUMENTS & SUPPLIES-- 1.47%
    Igen International, Inc.* ....................        1,300          40,820
                                                                   ------------
    TOTAL HEALTHCARE ..........................................         454,173
                                                                   ------------

MATERIALS & PROCESSING-- 1.28%
    CHEMICALS-- 1.28%
    Cabot Microelectronics Corp.* ................          700          35,329
                                                                   ------------
    TOTAL MATERIALS & PROCESSING ..............................          35,329
                                                                   ------------

PRODUCER DURABLES-- 21.09%
    ELECTRONICS:INSTRUMENT GAUGES-- 2.19%
    Keithley Instruments, Inc ....................        4,200          60,690
                                                                   ------------
    MACHINERY:INDUSTRIAL-- 1.61%
    Surebeam Corp.* ..............................       16,514          44,588
                                                                   ------------
    MACHINERY:SPECIALTY-- 6.59%
    Applied Films Corp.* .........................        5,000         129,400
    Semitool, Inc.* ..............................       10,800          53,244
                                                                   ------------
                                                                        182,644
                                                                   ------------

                                  See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS--SELECT TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS--CONTINUED                                 JUNE 30, 2003
--------------------------------------------------------------------------------
                                                                      MARKET
                                                         SHARES       VALUE
                                                         ------       -----
    PRODUCTION TECHNOLOGY EQUIPMENT-- 8.00%
    Kulicke and Soffa Industries, Inc.* ..........        2,800    $     17,892
    Photon Dynamics, Inc.* .......................        2,400          66,312
    Rudolph Technologies, Inc.* ..................        1,500          23,940
    Ultratech, Inc.* .............................        3,100          57,319
    Varian Semiconductor Equipment Associates, Inc.*      1,900          56,544
                                                                   ------------
                                                                        222,007
                                                                   ------------
    TELECOMMUNICATIONS EQUIPMENT-- 2.70%
    Interdigital Communications Corp.* ...........        3,200          74,784
                                                                   ------------
    TOTAL PRODUCER DURABLES ...................................         584,713
                                                                   ------------

TECHNOLOGY-- 51.54%
    COMPUTER SERVICES & SOFTWARE-- 15.59%
    Affiliated Computer Services, Inc.* ..........        2,000          91,460
    Cognizant Technology Solutions Corporation* ..        3,200          77,952
    EPIQ Systems, Inc.*1 .........................        2,000          34,340
    Hyperion Solutions Corp.* ....................        2,500          84,400
    MICROS Systems, Inc.* ........................        2,600          85,748
    Sanchez Computer Associates, Inc.* ...........        5,300          27,560
    VERITAS Software Corporation* ................          600          17,292
    Zoran Corporation* ...........................          700          13,447
                                                                   ------------
                                                                        432,199
                                                                   ------------
    COMMUNICATIONS TECHNOLOGY-- 3.33%
    Ixia* ........................................        1,000           6,430
    Seachange International, Inc.*1 ..............        9,000          85,860
                                                                   ------------
                                                                         92,290
                                                                   ------------
    COMPUTER TECHNOLOGY-- 4.68%
    Lexar Media, Inc.* ...........................        5,100          48,654
    Neoware Systems, Inc.* .......................        3,900          59,826
    Overland Storage, Inc.* ......................        1,050          21,357
                                                                   ------------
                                                                        129,837
                                                                   ------------
    ELECTRICAL & ELECTRONICS-- 5.20%
    Benchmark Electronics, Inc.* .................        1,800          55,368
    Jabil Circuit, Inc.* .........................        2,800          61,880
    Universal Display Corp.* .....................        3,000          26,760
                                                                   ------------
                                                                        144,008
                                                                   ------------

See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS--SELECT TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS--CONTINUED                                 JUNE 30, 2003
--------------------------------------------------------------------------------
                                                                      MARKET
                                                         SHARES       VALUE
                                                         ------       -----
    ELECTRONICS-- 5.83%
    Flir Systems, Inc.* ..........................        2,300    $     69,345
    II-VI, Inc.* .................................        2,400          55,392
    Vishay Intertechnology, Inc.* ................        2,800          36,960
                                                                   ------------
                                                                        161,697
                                                                   ------------
    ELECTRONICS:SEMICONDUCTORS-- 16.91%
    Amkor Technology, Inc.* ......................       10,600         139,284
    ChipPAC, Inc.* ...............................       14,700         112,749
    eMagin Corporation* ..........................       18,500          10,915
    Integrated Circuit Systems, Inc.* ............        2,000          62,860
    Richardson Electronics Ltd ...................        5,000          40,500
    Virage Logic Corporation* ....................        5,000          36,200
    White Electronic Designs Corp.* ..............        6,300          66,465
                                                                   ------------
                                                                        468,973
                                                                   ------------
    TOTAL TECHNOLOGY ..........................................       1,429,004
                                                                   ------------
    TOTAL COMMON STOCKS (COST $2,092,083) .....................       2,570,624
                                                                   ------------

OPTIONS-- 3.10%
    CALL OPTIONS-- 3.10%
    XM Satellite Radio Holdings Inc., Jan. 2004,
       Strike 7.50* ..............................       20,000          84,000
    XM Satellite Radio Holdings Inc., Jan. 2005,
       Strike 7.50* ..............................          400           2,040
                                                                   ------------
    TOTAL OPTIONS (COST $26,132) ..............................          86,040
                                                                   ------------

                                  See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS--SELECT TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS--CONCLUDED                                 JUNE 30, 2003
--------------------------------------------------------------------------------
                                                       PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                        ------        -----
SHORT-TERM INVESTMENTS-- 3.41%
    VARIABLE RATE DEMAND NOTES #-- 3.41%
    American Family Financial Services, Inc.,
       10/13/03, 0.71% ...........................     $ 46,623    $     46,623
    Wisconsin Corporate Central Credit Union,
       10/14/03, 0.70% ...........................       47,943          47,943
                                                                   ------------
    TOTAL SHORT-TERM SECURITIES (COST $94,566) ................          94,566
                                                                   ------------
    TOTAL INVESTMENTS (COST $2,212,781)-- 99.23% ..............       2,751,230
                                                                   ------------

                                                         SHARES
                                                         ------
SECURITIES SOLD SHORT-- (1.41%)
    WMS Industries, Inc ..........................       (2,500)        (38,975)
                                                                   ------------
    TOTAL SECURITIES SOLD SHORT (PROCEEDS $34,124) ............         (38,975)
                                                                   ------------
    OTHER ASSETS AND LIABILITIES, NET-- 2.18% .................          60,389
                                                                   ------------
    NET ASSETS-- 100.00% ......................................    $  2,772,644
                                                                   ============

*    Non-income producing security
# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates.The rate listed is as of June 30, 2003.
1 All or a portion of the securities have been committed as collateral for open short positions.

See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                                        SELECT          SELECT
                                                                                      BANKING AND     TECHNOLOGY
                                                                      GROWTH FUND    FINANCE FUND        FUND
                                                                     ------------    ------------    ------------
ASSETS
Investments in securities at market value (cost $66,676,924,
   $75,761,095 and $2,212,781, respectively) .....................   $ 82,991,898    $ 88,254,131    $  2,751,230
Cash .............................................................             --              --          41,916
Deposits with brokers for securities sold short ..................             --              --          37,975
Receivables:
   Dividends and interest ........................................         16,981         141,247              32
   Investment securities sold ....................................        836,817              --         130,268
   Capital shares sold ...........................................        399,361         481,325             238
Other assets .....................................................         31,520          32,197           2,791
                                                                     ------------    ------------    ------------
      Total assets ...............................................     84,276,577      88,908,900       2,964,450
                                                                     ------------    ------------    ------------

LIABILITIES
Securities sold short at market value (proceeds $34,124) .........             --              --          38,975
Payables for:
   Investment securities purchased ...............................      1,100,550       1,512,905         134,597
   Capital shares redeemed .......................................         38,358         228,080             849
   Trustees fee payable ..........................................          3,356           2,352           5,045
   Advisory fee payable ..........................................         49,091          31,545           1,412
Accrued expenses and other liabilities ...........................        120,536          87,071          10,928
                                                                     ------------    ------------    ------------
      Total liabilities ..........................................      1,311,891       1,861,953         191,806
                                                                     ------------    ------------    ------------
NET ASSETS .......................................................   $ 82,964,686    $ 87,046,947    $  2,772,644
                                                                     ============    ============    ============

NET ASSETS CONSIST OF:
Paid in capital ..................................................   $ 78,215,395    $ 74,062,937    $ 11,266,060
Undistributed net investment income ..............................             --          20,232              --
Accumulated net realized gain/(loss) on investments and
   securities sold short .........................................    (11,565,683)        470,742      (9,027,014)
Net unrealized appreciation on investments .......................     16,314,974      12,493,036         538,449
Net unrealized depreciation on securities sold short .............             --              --          (4,851)
                                                                     ------------    ------------    ------------
      Total net assets ...........................................   $ 82,964,686    $ 87,046,947    $  2,772,644
                                                                     ============    ============    ============

CLASS A SHARES:
Net assets .......................................................   $ 78,060,184    $ 59,564,824    $  2,572,032
                                                                     ------------    ------------    ------------
Shares of beneficial interest issued and outstanding, no par value      7,647,180       2,995,028         456,260
                                                                     ------------    ------------    ------------
Net asset value and redemption price per share ...................   $      10.21    $      19.89    $       5.64
                                                                     ============    ============    ============
Maximum offering price per share (net asset value plus sales
   charge of 4.75% of the offering price) ........................   $      10.72    $      20.88    $       5.92
                                                                     ============    ============    ============

CLASS C SHARES:
Net assets .......................................................   $  4,904,502    $ 27,482,123    $    200,612
                                                                     ------------    ------------    ------------
Shares of beneficial interest issued and outstanding, no par value        489,529       1,400,962          36,068
                                                                     ------------    ------------    ------------
Net asset value and redemption price per share ...................   $      10.02    $      19.62    $       5.56
                                                                     ============    ============    ============
Maximum offering price per share (net asset value plus sales
   charge of 1.00% of the offering price) ........................   $      10.12    $      19.82    $       5.62
                                                                     ============    ============    ============

                                  See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS

STATEMENTS OF OPERATIONS                                           JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                  FOR THE FISCAL YEAR ENDED JUNE 30, 2003
                                                                --------------------------------------------
                                                                                   SELECT          SELECT
                                                                                 BANKING AND     TECHNOLOGY
                                                                 GROWTH FUND    FINANCE FUND        FUND
                                                                ------------    ------------    ------------
INVESTMENT INCOME
   Dividends ................................................   $    391,748    $  1,045,606    $      1,032
   Interest .................................................         44,094          38,919           4,226
                                                                ------------    ------------    ------------
                                                                     435,842       1,084,525           5,258
                                                                ------------    ------------    ------------

EXPENSES
   Investment Advisory fees .................................        553,685         496,698          24,124
   12b-1 fees - Class A .....................................        246,217         130,931          11,538
   12b-1 fees - Class C .....................................         26,080          92,034             786
   Shareholder servicing and accounting .....................        271,159         217,158          25,003
   Professional fees ........................................         69,895          29,264           7,756
   Trustees' fees and expenses ..............................          6,336           5,912           5,813
   Administration fees ......................................         12,710          12,451          12,404
   Reports to shareholders ..................................         33,177          29,157           1,809
   Federal and state registration fees ......................         24,188          23,224          22,635
   Custody fees .............................................         27,689          18,562           6,099
   Dividend expense .........................................             --              --             150
   Other ....................................................         28,624           8,902           2,841
                                                                ------------    ------------    ------------
      Total expenses before fee waivers and reimbursements ..      1,299,760       1,064,293         120,958
   Advisory fee waived ......................................             --              --         (24,124)
   Reimbursement by Advisor .................................             --              --         (26,203)
                                                                ------------    ------------    ------------
      Total net expenses ....................................      1,299,760       1,064,293          70,631
                                                                ------------    ------------    ------------
Net Investment Income/(Loss) ................................       (863,918)         20,232         (65,373)
                                                                ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN/(LOSS)
 ON INVESTMENTS AND SHORT POSITIONS
   Net realized gain/(loss) on:
      Investments ...........................................    (10,131,838)        851,591        (889,530)
      Short positions .......................................             --              --          18,938
   Change in unrealized appreciation/(depreciation):
      Investments ...........................................     10,036,527       6,298,246         994,400
      Short positions .......................................             --              --          (3,165)
                                                                ------------    ------------    ------------
   Net realized and unrealized gain/(loss) on investments and
      short positions .......................................        (95,311)      7,149,837         120,643
                                                                ------------    ------------    ------------
NET INCREASE/(DECREASE)IN NET ASSETS
 RESULTING FROM OPERATIONS ..................................   $   (959,229)   $  7,170,069    $     55,270
                                                                ============    ============    ============

See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS                                JUNE 30, 2003
--------------------------------------------------------------------------------

FOR THE FISCAL YEAR ENDED JUNE 30, 2003
                                                                                      SELECT           SELECT
                                                                                   BANKING AND       TECHNOLOGY
                                                                  GROWTH FUND      FINANCE FUND         FUND
                                                                 -------------    -------------    -------------
OPERATIONS
   Net investment income/(loss) ..............................   $    (863,918)   $      20,232    $     (65,373)
   Net realized gain/(loss) on investments and short positions     (10,131,838)         851,591         (870,592)
   Change in unrealized appreciation/(depreciation) on
      investments and short positions ........................      10,036,527        6,298,246          991,235
                                                                 -------------    -------------    -------------
         Net increase/(decrease)in net assets
            resulting from operations ........................        (959,229)       7,170,069           55,270
                                                                 -------------    -------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net realized capital gain - Class A .......................              --         (631,774)              --
   Net realized capital gain - Class C .......................              --         (155,228)              --
                                                                 -------------    -------------    -------------
         Total dividends and distributions to shareholders ...              --         (787,002)              --
                                                                 -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets resulting from
   capital share transactions ................................      (2,386,351)      39,520,392         (503,522)
                                                                 -------------    -------------    -------------
TOTAL INCREASE/(DECREASE)IN NET ASSETS .......................      (3,345,580)      45,903,459         (448,252)
NET ASSETS
   Beginning of period .......................................      86,310,266       41,143,488        3,220,896
                                                                 -------------    -------------    -------------
   End of period .............................................   $  82,964,686    $  87,046,947    $   2,772,644
                                                                 =============    =============    =============

----------------------------------------------------------------------------------------------------------------
FOR THE FISCAL YEAR ENDED JUNE 30, 2003
                                                                                      SELECT           SELECT
                                                                                   BANKING AND       TECHNOLOGY
                                                                  GROWTH FUND      FINANCE FUND         FUND
                                                                 -------------    -------------    -------------
OPERATIONS
   Net investment income/(loss) ..............................   $    (865,914)   $      46,175    $    (136,102)
   Net realized gain/(loss) on investments and short positions       2,851,402          518,984       (3,333,594)
   Change in unrealized appreciation/(depreciation) on
      investments and short positions ........................     (21,224,732)       4,182,423         (756,765)
                                                                 -------------    -------------    -------------
         Net increase/(decrease)in net assets
            resulting from operations ........................     (19,239,244)       4,747,582       (4,226,461)
                                                                 -------------    -------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income - Class A ...........................              --          (86,449)              --
   Net investment income - Class C ...........................              --               --               --
   Net realized capital gain - Class A .......................              --         (192,681)        (275,643)
   Net realized capital gain - Class C .......................              --          (19,619)         (10,013)
                                                                 -------------    -------------    -------------
         Total dividends and distributions to shareholders ...              --         (298,749)        (285,656)
                                                                 -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS
   Net increase/(decrease) in net assets resulting from
      capital share transactions .............................      (3,209,444)      21,360,003         (622,248)
                                                                 -------------    -------------    -------------
TOTAL INCREASE/(DECREASE)IN NET ASSETS .......................     (22,448,688)      25,808,836       (5,134,365)
NET ASSETS
   Beginning of period .......................................     108,758,954       15,334,652        8,355,261
                                                                 -------------    -------------    -------------
   End of period .............................................   $  86,310,266    $  41,143,488    $   3,220,896
                                                                 =============    =============    =============

                                  See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
GROWTH FUND

                                              FOR THE YEAR   FOR THE YEAR   FOR THE YEAR     FOR THE        FOR THE
                                                  ENDED          ENDED          ENDED          YEAR           YEAR
                                              JUNE 30, 2003  JUNE 30, 2002  JUNE 30, 2001      ENDED          ENDED
                                                 CLASS A        CLASS A       CLASS A++    JUNE 30, 2000  JUNE 30, 1999
                                                 -------        -------       ---------    -------------  -------------
Net asset value, beginning of period .......   $    10.26     $    12.50     $    18.31     $    11.70     $    13.03
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss ........................        (0.10)1        (0.10)1        (0.05)1        (0.12)         (0.01)
Net realized and unrealized gain/(loss)
   on investments ..........................         0.05          (2.14)         (1.58)          7.79          (1.18)
                                               ----------     ----------     ----------     ----------     ----------
      Total from investment operations .....        (0.05)         (2.24)         (1.63)          7.67          (1.19)
                                               ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS
------------------
Distributions from net realized capital gain           --             --          (4.18)         (1.06)         (0.14)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period .............   $    10.21     $    10.26     $    12.50     $    18.31     $    11.70
                                               ==========     ==========     ==========     ==========     ==========
Total return* ..............................        (0.49)%       (17.92)%        (9.62)%        66.58%         (9.24)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ........   $   78,060     $   82,805     $  107,325     $  136,649     $   98,977
Ratio of expenses to average net assets ....         1.73%          1.62%          1.56%          1.45%          1.56%
Ratio of net investment (loss) to average
net assets .................................        (1.14)%        (0.88)%        (0.40)%        (0.66)%        (0.11)%
Portfolio turnover rate ....................           79%            61%            60%           102%            88%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
++ On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
1 Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period

See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS-- CONTINUED
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
GROWTH FUND

                                                        FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                            ENDED          ENDED          ENDED
                                                        JUNE 30, 2003  JUNE 30, 2002  JUNE 30, 2001
                                                           CLASS C        CLASS C       CLASS C++
                                                           -------        -------       ---------
Net asset value, beginning of period .................   $    10.14     $    12.43     $    18.31
                                                         ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss ..................................        (0.16)1        (0.17)1        (0.13)1
Net realized and unrealized gain/(loss) on investments         0.04          (2.12)         (1.57)
                                                         ----------     ----------     ----------
   Total from investment operations ..................        (0.12)         (2.29)         (1.70)
                                                         ----------     ----------     ----------
LESS DISTRIBUTIONS
------------------
Distributions from net realized capital gain .........           --             --          (4.18)
                                                         ----------     ----------     ----------
Net asset value, end of period .......................   $    10.02     $    10.14     $    12.43
                                                         ==========     ==========     ==========
Total return* ........................................        (1.18)%       (18.42)%       (10.08)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ..................   $    4,905     $    3,505     $    1,434
Ratio of operating expenses to average net assets ....         2.39%          2.27%          2.21%
Ratio of net investment (loss) to average net assets .        (1.81)%        (1.53)%        (1.05)%
Portfolio turnover rate ..............................           79%            61%            60%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
1 Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
++ On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.

                                  See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS-- CONTINUED
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
SELECT BANKING AND FINANCE FUND

                                              FOR THE YEAR   FOR THE YEAR   FOR THE YEAR     FOR THE        FOR THE
                                                  ENDED          ENDED          ENDED          YEAR           YEAR
                                              JUNE 30, 2003  JUNE 30, 2002  JUNE 30, 2001      ENDED          ENDED
                                                 CLASS A        CLASS A       CLASS A++    JUNE 30, 2000  JUNE 30, 1999
                                                 -------        -------       ---------    -------------  -------------
Net asset value, beginning of period .......   $    18.36     $    15.55     $    11.20     $    13.36     $    13.42
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income ......................        0.031          0.051          0.181           0.08          (0.01)
Net realized and unrealized gain/(loss)
   on investments ..........................         1.84           3.01           4.34          (2.20)         (0.05)
                                               ----------     ----------     ----------     ----------     ----------
      Total from investment operations .....         1.87           3.06           4.52          (2.12)         (0.06)
                                               ----------     ----------     ----------     ----------     ----------
LESS DIVIDENDS AND DISTRIBUTIONS
--------------------------------
Dividends from net investment income .......           --          (0.08)         (0.17)         (0.03)            --
Dividends in excess of
   net investment income ...................           --             --             --          (0.01)            --
Distributions from net realized capital gain        (0.34)         (0.17)            --             --             --
                                               ----------     ----------     ----------     ----------     ----------
      Total dividends and distributions ....        (0.34)         (0.25)         (0.17)         (0.04)            --
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period .............   $    19.89     $    18.36     $    15.55     $    11.20     $    13.36
                                               ==========     ==========     ==========     ==========     ==========
Total return* ..............................        10.46%         19.96%         40.72%        (15.91)%        (0.45)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ........   $   59,565     $   34,933     $   14,822     $   10,947     $   13,131
Ratio of operating expenses to average
   net assets before reimbursement by
   Adviser and waivers .....................         1.97%          2.26%          2.94%          2.60%          2.60%
Ratio of operating expenses to average
   net assets after reimbursement by
   Adviser and waivers .....................          n/a2           n/a2          2.35%          2.35%          2.35%
Ratio of net investment income/(loss) to
   average net assets before reimbursement
   by Adviser and waivers ..................         0.20%          0.28%          0.79%          0.51%         (0.31)%
Ratio of net investment income/(loss) to
   average net assets after reimbursement
   by Adviser and waivers ..................          n/a2           n/a2          1.38%          0.76%         (0.05)%
Portfolio turnover rate ....................           47%            27%            55%            46%           158%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
++ On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
1 Net investment income (loss) per share represents net investment income divided by the average shares outstanding throughout the period.
2    Not applicable: no reimbursements were made by the Adviser.

See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS-- CONTINUED
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
SELECT BANKING AND FINANCE FUND

                                                             FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                                 ENDED          ENDED          ENDED
                                                             JUNE 30, 2003  JUNE 30, 2002  JUNE 30, 2001
                                                                CLASS C        CLASS C       CLASS C++
                                                                -------        -------       ---------
Net asset value, beginning of period ......................   $    18.24     $    15.47     $    11.20
                                                              ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income/(loss) ..............................        (0.08)1        (0.06)1        0.101
Net realized and unrealized gain/(loss)
   on investments .........................................         1.80           3.00           4.34
                                                              ----------     ----------     ----------
      Total from investment operations ....................         1.72           2.94           4.44
                                                              ----------     ----------     ----------
LESS DISTRIBUTIONS
------------------
Dividends from net investment income ......................           --             --          (0.17)
Distributions from net realized capital gain ..............        (0.34)         (0.17)            --
                                                              ----------     ----------     ----------
Total distributions .......................................        (0.34)         (0.17)         (0.17)
                                                              ----------     ----------     ----------
Net asset value, end of period ............................   $    19.62     $    18.24     $    15.47
                                                              ==========     ==========     ==========
      Total return* .......................................         9.69%         19.22%         40.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) .......................   $   27,482     $    6,210     $      513
Ratio of operating expenses to average net assets
   before reimbursement by Adviser and waivers ............         2.66%          2.91%          3.59%
Ratio of operating expenses to average net assets
   after reimbursement by Adviser and waivers .............          n/a2           n/a2          3.00%
Ratio of net investment income/(loss) to average net assets
   before reimbursement by Adviser and waivers ............        (0.43)%        (0.37)%         0.14%
Ratio of net investment income/(loss) to average net assets
   after reimbursement by Adviser and waivers .............          n/a2           n/a2          0.73%
Portfolio turnover rate ...................................           47%            27%            55%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
++ On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
1    Net investment  income (loss) per share  represents  net investment  income
     (loss) divided by the average shares outstanding throughout the period.
2    Not applicable: no reimbursements were made by the Adviser.

See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS-- CONTINUED
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
SELECT TECHNOLOGY FUND

                                              FOR THE YEAR   FOR THE YEAR   FOR THE YEAR     FOR THE        FOR THE
                                                  ENDED          ENDED          ENDED          YEAR           YEAR
                                              JUNE 30, 2003  JUNE 30, 2002  JUNE 30, 2001      ENDED          ENDED
                                                 CLASS A        CLASS A       CLASS A++    JUNE 30, 2000  JUNE 30, 1999
                                                 -------        -------       ---------    -------------  -------------
Net asset value, beginning of period .......   $     5.38     $    12.15     $    29.59     $    12.17     $    12.09
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss ........................        (0.12)1        (0.20)1        (0.43)         (0.55)1        (0.22)1
Net realized and unrealized gain/(loss)
   on investments ..........................         0.38          (6.15)        (13.01)         18.62           0.30
                                               ----------     ----------     ----------     ----------     ----------
      Total from investment operations .....         0.26          (6.35)        (13.44)         18.07           0.08
                                               ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS
------------------
Distributions from net realized capital gain           --          (0.42)         (4.00)         (0.65)            --
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period .............   $     5.64     $     5.38     $    12.15     $    29.59     $    12.17
                                               ==========     ==========     ==========     ==========     ==========
Total return* ..............................         4.83%        (53.76)%       (51.80)%       148.95%          0.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ........   $    2,572     $    3,132     $    8,054     $   19,390     $    9,056
Ratio of operating expenses to average
   net assets before reimbursement by
   Adviser and waivers .....................         4.99%          4.66%          3.41%          2.67%          3.05%
Ratio of operating expenses to average
   net assets after reimbursement by
   Adviser and waivers excluding dividends
   on short positions ......................         2.90%          2.90%          2.90%          n/a2           2.90%
Ratio of operating expenses to average net
   assets after reimbursement by Adviser
   and waivers .............................         2.90%          2.90%          2.90%          n/a2           2.94%
Ratio of net investment (loss) to average
   net assets before reimbursement by
   Adviser and waivers .....................        (4.78)%        (4.26)%        (2.76)%        (2.17)%        (2.27)%
Ratio of net investment (loss) to average
   net assets after reimbursement by
   Adviser and waivers .....................        (2.69)%        (2.50)%        (2.25)%          n/a2         (2.16)%
Portfolio turnover rate ....................          151%           249%           193%           199%           200%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
++ On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
1 Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
2    Not applicable: no reimbursements were made by the Adviser.

See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS-- CONCLUDED
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
SELECT TECHNOLOGY FUND

                                                             FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                                 ENDED          ENDED          ENDED
                                                             JUNE 30, 2003  JUNE 30, 2002  JUNE 30, 2001
                                                                CLASS C        CLASS C       CLASS C++
                                                                -------        -------       ---------
Net asset value, beginning of period .....................   $     5.33     $    12.10     $    29.59
                                                             ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss ......................................        (0.15)1        (0.24)1        (0.37)
Net realized and unrealized gain/(loss)
   on investments ........................................         0.38          (6.11)        (13.12)
                                                             ----------     ----------     ----------
      Total from investment operations ...................         0.23          (6.35)        (13.49)
                                                             ----------     ----------     ----------
LESS DISTRIBUTIONS
------------------
Distributions from net realized capital gain .............           --          (0.42)         (4.00)
                                                             ----------     ----------     ----------
Net asset value, end of period ...........................   $     5.56     $     5.33     $    12.10
                                                             ==========     ==========     ==========
Total return* ............................................         4.32%        (53.99)%       (52.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ......................   $      201     $       89     $      301
Ratio of operating expenses to average net assets
   before reimbursement by Adviser and waivers ...........         5.49%          5.16%          3.91%
Ratio of operating expenses to average net assets
   after reimbursement by Adviser and waivers ............         3.40%          3.40%          3.40%
Ratio of net investment (loss) to average net assets
   before reimbursement by Adviser and waivers ...........        (5.28)%        (4.76)%        (3.26)%
Ratio of net investment (loss) to average net assets
   after reimbursement by Adviser and waivers ............        (3.19)%        (3.00)%        (2.75)%
Portfolio turnover rate ..................................          151%           249%           193%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
++ On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
1 Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

                                  See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 2003
--------------------------------------------------------------------------------

NOTE 1-- DESCRIPTION OF FUNDS

     The HomeState Group (the "Trust"), an open-end management investment company, was established as a Pennsylvania common law trust on August 26, 1992, and is registered under the Investment Company Act of 1940, as amended.The Trust has established three series: Emerald Growth Fund,Emerald Select Banking and Finance Fund and Emerald Select Technology Fund (each a "Fund" and collectively, the "Funds"). Effective July 1, 2000, the Board of Trustees voted to name the fund family the Emerald Mutual Funds.

     The Emerald Growth Fund commenced operations on October 1, 1992.The investment objective of the Fund is long-term growth of capital through capital appreciation.To pursue its objective, the Fund will invest at least 80% of its total assets in a diversified portfolio of common stocks, preferred stocks and secu-rities convertible into common and preferred stocks. Prior to July 1, 2001, the Fund was named the HomeState Pennsylvania Growth Fund and had a narrower investment objective.

     The Emerald Select Banking and Finance Fund commenced operations on February 18, 1997.The invest-ment objective of the Fund is long-term growth through capital appreciation. Income is a secondary objective.To pursue its objective, the Fund will invest at least 80% of its total assets in a diversified port-folio of banking and financial services companies. Prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund and had a different investment objective.

     The Emerald Select Technology Fund commenced operations on October 31, 1997.The investment objec-tive of the Fund is to seek capital appreciation by investing in a non-diversified portfolio of equity secu-rities of public companies in the technology sector. To pursue its objective, the Fund will invest at least 80% of its total assets in such companies. Prior to February 29, 2000, the Fund was named HomeState Year 2000 Fund and had a narrower investment objective.

     The Funds issued a second class of shares, Class C Shares, and renamed the initial class as Class A Shares on July 1, 2000.The two classes differ principally in their respective distribution expenses and arrange-ments as well as their respective sale and contingent deferred sales charge arrangements. Both classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

     Class A Shares are subject to an initial sales charge of 4.75% imposed at the time of purchase. Class C Shares are subject to an initial sales charge of 1.00% imposed at the time of purchase, as well as a con-tingent deferred sales charge ("CDSC") for redemptions made within one year of purchase, in accordance with the Funds' prospectus.The CDSC is 1.00% of the lesser of the current market value or the cost of shares being redeemed.

     Certain funds invest a high percentage of their assets in specific sectors of the market, especially tech-nology, banking and financial.As a result, the economic and regulatory developments in a particular sec-tor of the market, positive or negative, have a greater impact on the fund's net asset value and will cause its shares to fluctuate more than if the fund did not concentrate in investments in a particular sector.

================================================================================
EMERALD MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS-- CONTINUED                          JUNE 30, 2003
--------------------------------------------------------------------------------

NOTE 2-- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust:

     SECURITY VALUATION-- Investment securities and securities sold short traded on a national securities exchange are valued at the last reported sales price on the security's principal exchange, which is usually at 4:00 p.m. Eastern time, unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing bid and ask prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing bid and ask price is used.An option contract is valued at the last sales price as quoted on the principal exchange on which such option is traded, or in the absence of a sale, the mean between the last bid and ask prices. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities are val-ued using methods which the Board of Trustees believe, in good faith, accurately reflects their fair value.

     INCOME RECOGNITION-- Interest income is accrued as earned. Dividend income and expense for securi-ties sold short is recorded on the ex-dividend date. Income, expense (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the fair value of settled shares. Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of rela-tive net assets. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

     SECURITIES TRANSACTIONS-- Security transactions are accounted for on the date the securities are pur-chased or sold. Realized gains and losses on securities sold are determined using the first-in, first-out (FIFO) cost method.

     DISTRIBUTIONS TO SHAREHOLDERS-- The Funds record distributions to shareholders on the ex-dividend date. Net gains realized from securities transactions, if any, will normally be distributed to shareholders in August and December.The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature.To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises.The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

     FEDERAL INCOME TAXES-- The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, including the distribution of all of their taxable income and realized capital gains. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

================================================================================
EMERALD MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS-- CONTINUED                          JUNE 30, 2003
--------------------------------------------------------------------------------

     USE  OF  ESTIMATES  IN  THE  PREPARATION  OF  FINANCIAL   STATEMENTS--  The
     preparation of financial state-ments in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.Actual results could differ from those estimates.

     OPTION WRITING/PURCHASING-- The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund may write or purchase financial options contracts solely for the purpose of hedging their existing portfolio securities, or securities that the funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the funds write or purchase an option, an amount equal to the premium received or paid by the funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the funds on the expiration date as realized gains or losses.The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the funds have realized a gain or loss on investment transactions.The funds as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option.

     SHORT SALES-- The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund may sell securities short. Short sales are transactions in which the funds sell a security they do not own, in anticipation of a decline in the market value of that security.To complete such a transaction, the funds must borrow the security to deliver to the buyer.The funds then are obligated to replace the security bor-rowed by purchasing it in the open market at some later date.The funds will incur a loss if the market price of the security increases between the date of the short sale and the date on which the funds replace the borrowed security.The funds will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for pur-chase. All short sales are fully collateralized. The funds maintain collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions.The funds are liable for any dividends payable on securities while those secu-rities are in a short position.At June 30, 2003, the Emerald Select Technology Fund had 1.41% of its net assets in short positions.

     OTHER-- Certain prior year amounts have been reclassified to conform with current year presentation.

================================================================================
EMERALD MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS-- CONTINUED                          JUNE 30, 2003
--------------------------------------------------------------------------------

NOTE 3-- CAPITAL STOCK

     At June 30, 2003, each Fund had an authorized unlimited number of shares of beneficial interest with no par value.

     The follow table summarizes the capital share transactions of each Fund:

GROWTH FUND
                                          FOR THE YEAR ENDED              FOR THE YEAR ENDED
                                            JUNE 30, 2003                   JUNE 30, 2002
                                    ----------------------------    ----------------------------
                                               CLASS A                         CLASS A
                                    ----------------------------    ----------------------------
                                        SHARES         AMOUNT           SHARES         AMOUNT
                                    ------------    ------------    ------------    ------------
Sales ...........................      3,369,304    $ 29,767,827       2,498,391    $ 28,693,098
Reinvested distributions ........             --              --              --              --
Redemptions .....................     (3,789,010)    (33,445,226)     (3,018,174)    (34,497,974)
                                    ------------    ------------    ------------    ------------
Net increase (decrease) .........       (419,706)   $ (3,677,399)       (519,783)   $ (5,804,876)
                                    ------------    ============    ------------    ============

SHARES OUTSTANDING:
   Beginning of period ..........      8,066,886                       8,586,669
                                    ------------                    ------------
   End of period ................      7,647,180                       8,066,886
                                    ============                    ============

                                          FOR THE YEAR ENDED              FOR THE YEAR ENDED
                                            JUNE 30, 2003                   JUNE 30, 2002
                                    ----------------------------    ----------------------------
                                               CLASS C                         CLASS C
                                    ----------------------------    ----------------------------
                                        SHARES         AMOUNT           SHARES         AMOUNT
                                    ------------    ------------    ------------    ------------
Sales ...........................        223,373    $  1,979,685         274,527    $  3,091,982
Reinvested distributions ........             --              --              --              --
Redemptions .....................        (79,534)       (688,637)        (44,220)       (496,550)
                                    ------------    ------------    ------------    ------------
Net increase (decrease) .........        143,839    $  1,291,048         230,307    $  2,595,432
                                    ------------    ============    ------------    ============

SHARES OUTSTANDING:
   Beginning of period ..........        345,690                         115,383
                                    ------------                    ------------
   End of period ................        489,529                         345,690
                                    ============                    ============
Total Net Increase (Decrease) ...                   $ (2,386,351)                   $ (3,209,444)
                                                    ============                    ============

================================================================================
EMERALD MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS-- CONTINUED                          JUNE 30, 2003
--------------------------------------------------------------------------------

SELECT BANKING AND FINANCE FUND
                                          FOR THE YEAR ENDED              FOR THE YEAR ENDED
                                            JUNE 30, 2003                   JUNE 30, 2002
                                    ----------------------------    ----------------------------
                                               CLASS A                         CLASS A
                                    ----------------------------    ----------------------------
                                        SHARES         AMOUNT           SHARES         AMOUNT
                                    ------------    ------------    ------------    ------------
Sales ...........................      2,369,609    $ 42,220,507       1,664,234    $ 27,660,842
Reinvested distributions ........         32,653         561,072          15,333         237,705
Redemptions .....................     (1,309,520)    (22,280,216)       (730,570)    (11,495,463)
                                    ------------    ------------    ------------    ------------
Net increase (decrease) .........      1,092,742    $ 20,501,363         948,997      16,403,084
                                    ------------    ============    ------------    ============

SHARES OUTSTANDING:
   Beginning of period ..........      1,902,286                         953,289
                                    ------------                    ------------
   End of period ................      2,995,028                       1,902,286
                                    ============                    ============

                                          FOR THE YEAR ENDED              FOR THE YEAR ENDED
                                            JUNE 30, 2003                   JUNE 30, 2002
                                    ----------------------------    ----------------------------
                                               CLASS C                         CLASS C
                                    ----------------------------    ----------------------------
                                        SHARES         AMOUNT           SHARES         AMOUNT
                                    ------------    ------------    ------------    ------------
Sales ...........................      1,095,725    $ 19,616,804         324,158    $  5,227,895
Reinvested distributions ........          8,541         145,578           1,180          18,086
Redemptions .....................        (43,826)       (743,353)        (17,994)       (289,062)
                                    ------------    ------------    ------------    ------------
Net increase (decrease) .........      1,060,440    $ 19,019,029         307,344    $  4,956,919
                                    ------------    ============    ------------    ============

SHARES OUTSTANDING:
   Beginning of period ..........        340,522                          33,178
                                    ------------                    ------------
   End of period ................      1,400,962                         340,522
                                    ============                    ============
Total Net Increase (Decrease) ...                   $ 39,520,392                    $ 21,360,003
                                                    ============                    ============

================================================================================
EMERALD MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS-- CONTINUED                          JUNE 30, 2003
--------------------------------------------------------------------------------

SELECT TECHNOLOGY FUND
                                          FOR THE YEAR ENDED              FOR THE YEAR ENDED
                                            JUNE 30, 2003                   JUNE 30, 2002
                                    ----------------------------    ----------------------------
                                               CLASS A                         CLASS A
                                    ----------------------------    ----------------------------
                                        SHARES         AMOUNT           SHARES         AMOUNT
                                    ------------    ------------    ------------    ------------
Sales ...........................         63,360    $    306,900          47,060    $    388,518
Reinvested distributions ........             --              --          26,926         255,781
Redemptions .....................       (189,450)       (890,405)       (154,434)     (1,208,425)
                                    ------------    ------------    ------------    ------------
Net increase (decrease) .........       (126,090)   $   (583,505)        (80,448)   $   (564,126)
                                    ------------    ============    ------------    ============
SHARES OUTSTANDING:
   Beginning of period ..........        582,350                         662,798
                                    ------------                    ------------
   End of period ................        456,260                         582,350
                                    ============                    ============

                                          FOR THE YEAR ENDED              FOR THE YEAR ENDED
                                            JUNE 30, 2003                   JUNE 30, 2002
                                    ----------------------------    ----------------------------
                                               CLASS C                         CLASS C
                                    ----------------------------    ----------------------------
                                        SHARES         AMOUNT           SHARES         AMOUNT
                                    ------------    ------------    ------------    ------------
Sales ...........................         20,250    $     83,480           4,620    $     39,082
Reinvested distributions ........             --              --             940           8,889
Redemptions .....................           (806)         (3,497)        (13,801)       (106,093)
                                    ------------    ------------    ------------    ------------
Net increase (decrease) .........         19,444    $     79,983          (8,241)   $    (58,122)
                                    ------------    ============    ------------    ============
SHARES OUTSTANDING:
   Beginning of period ..........         16,624                          24,865
                                    ------------                    ------------
   End of period ................         36,068                          16,624
                                    ============                    ============
Total Net Increase (Decrease) ...                   $   (503,522)                   $   (622,248)
                                                    ============                    ============

================================================================================
EMERALD MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS-- CONTINUED                          JUNE 30, 2003
--------------------------------------------------------------------------------

NOTE 4--- INVESTMENT TRANSACTIONS AND FEDERAL TAX IMPLICATIONS

     During the fiscal year ended June 30, 2003, purchases and sales of investment securities (excluding secu-rities sold short, options and short-term investments) were as follows:

                                             SELECT BANKING    SELECT TECHNOLOGY
                              GROWTH FUND   AND FINANCE FUND         FUND
                              -----------   ----------------   -----------------
     Purchases ............    57,569,588      61,028,668          3,128,632
     Sales ................    57,862,629      22,923,306          3,286,673

     At June 30, 2003, the total cost of securities and the net realized gains and losses on securities sold for Federal income tax purposes are different from amounts reported for financial reporting purposes gen-erally due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.The aggregate gross unrealized appreciation and depreciation for securities (including short sales) held by the Funds at June 30, 2003, were as follows:

                                                               TAX BASIS NET
                                                  COST FOR       UNREALIZED   TAX BASIS GROSS  TAX BASIS GROSS
                                               FEDERAL INCOME   APPRECIATION     UNREALIZED       UNREALIZED
     FUND                                       TAX PURPOSES   (DEPRECIATION)   APPRECIATION     DEPRECIATION
     ----                                      --------------  -------------  ---------------  ---------------
     Growth Fund ...........................     $66,867,455     $16,124,443     $19,542,305     $(3,417,862)
     Select Banking and Finance Fund .......      75,878,518      12,375,613      13,313,109        (937,496)
     Select Technology Fund ................       2,180,764         531,491         723,911        (192,420)

     At June 30, 2003, undistributed ordinary income and long-term capital gains for tax purposes are as follows:

                                                   UNDISTRIBUTED      LONG-TERM     CAPITAL LOSS    POST OCTOBER
                                                  ORDINARY INCOME   CAPITAL GAINS   CARRYFORWARDS      LOSSES
                                                  ---------------   -------------   -------------   ------------
     Growth Fund ............................              --               --        10,087,274      1,287,878
     Select Banking and Finance Fund ........          20,232          588,165                --             --
     Select Technology Fund .................              --               --         9,024,907             --

     The Growth Fund realized, on a tax basis, post-October losses through June 30,2003 of $1,287,878,which are not recognized for tax purposes until the first day of the following fiscal year.

     At June 30, 2003, the Growth Fund had accumulated capital loss carryforwards for Federal income tax purposes of $10,087,274 of which $617,464 expires in 2010 and $9,469,810 expires in 2011 and the Select Technology Fund had accumulated capital loss carryforwards for Federal income tax purposes of $9,024,907 of which $7,175,920 expires in 2010 and $1,848,987 expires in 2011.To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. During the year ended June 30, 2003, the Funds utilized no capital loss carryovers.

================================================================================
EMERALD MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS-- CONTINUED JUNE 30, 2003
--------------------------------------------------------------------------------

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differ-ences are either temporary or permanent in nature.To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.Accordingly, the following permanent differences as of June 30, 2003, primarily attributable to certain net operating losses which for tax purposes, are not available to offset future income, were reclassified to the following accounts:

                                     UNDISTRIBUTED
                                    NET INVESTMENT
                                        INCOME       PAID IN CAPITAL
                                    --------------   ---------------
     Growth Fund ...............       863,918          (863,918)
     Select Technology Fund ....        65,373           (65,373)

     The tax components of dividends and distributions paid during the year were as follows:

                                                                     LONG-TERM
                                                 ORDINARY INCOME   CAPITAL GAINS
                                                 ---------------   -------------
     Growth Fund ..........................             --                 --
     Select Banking and Finance Fund ......             --            787,002
     Select Technology Fund ...............             --                 --

NOTE 5-- EXPENSES AND TRANSACTIONS WITH AFFILIATED PARTIES

     Emerald Advisers, Inc. serves as the investment adviser (the "Adviser") to the Funds for which it receives investment advisory fees from each Fund.The fee for the Emerald Growth Fund is based on average daily net assets at the annual rate of 0.75% on assets up to and including $250 million, 0.65% for assets in excess of $250 million up to and including $500 million, 0.55% for assets in excess of $500 million up to and including $750 million, and 0.45% for assets in excess of $750 million.The fee for the Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund is based on average daily net assets at the annual rate of 1.00% on assets up to and including $100 million and 0.90% for assets in excess of $100 million. Under the terms of the investment advisory agreement, Emerald Advisers, Inc., may also waive or reimburse the Funds for certain expenses.Through October 31, 2004, the Adviser has contrac-tually agreed to waive its advisory fee and/or reimburse other expenses to the extent that the Funds' total operating expenses exceed the following:

                                                               CLASS A   CLASS C
                                                               -------   -------
     Growth Fund ............................................   2.25%     2.90%
     Select Banking and Finance Fund ........................   2.35%     3.00%
     Select Technology Fund .................................   2.90%     3.40%

================================================================================
EMERALD MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS-- CONTINUED                          JUNE 30, 2003
--------------------------------------------------------------------------------

     The   following   table   summarizes   the   advisory   fees  and   expense
     waivers/reimbursements for the fiscal year ended June 30, 2003.

                                                     GROSS       ADVISORY FEE
                                                    ADVISORY   WAIVED/REIMBURSED
                                                    --------   -----------------
     Growth Fund ..............................    $553,685        $     --
     Select Banking and Finance Fund ..........     496,698              --
     Select Technology Fund ...................      24,124          50,327

NOTE 6-- OTHER AGREEMENTS

     The Emerald Growth, Emerald Select Banking and Finance, and Emerald Select Technology Funds have adopted distribution plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. CITCO-Quaker Fund Distributors, Inc. ("CQFD") is the sole distributor of the trust shares pursuant to a distribution agreement with each Fund.The Plans provide that the Funds will pay CQFD for services provided and expenses incurred promoting the sale of shares of the Funds or main-taining or improving services provided to shareholders by CQFD or dealers. Under the Class A Plan, the Growth and Select Banking and Finance Funds will reimburse CQFD at an annual rate up to 0.35% and the Select Technology Fund will reimburse CQFD at an annual rate up to 0.50%, payable monthly, of the average daily net assets attributable to such class of shares. Under the Class C Plans, the Funds will reim-burse CQFD at an annual rate up to 1.00%, payable monthly, of which, 0.25% is a shareholder service fee and 0.75% is for distribution-related expenses, of the average daily net assets attributable to such class of shares. For the fiscal year ended June 30, 2003, the Funds paid CQFD under the terms of the Plan as follows:

                                                            DISTRIBTION EXPENSES
                                                             FOR THE YEAR ENDED
                                                  CLASS A       JUNE 30, 2003
                                                  -------   --------------------
     Growth Fund ............................      0.35%          $246,217
     Select Banking and Finance Fund ........      0.35%           130,931
     Select Technology Fund .................      0.50%            11,538

                                                                                                SHAREHOLDER SERVICING
                                                               DISTRIBTION EXPENSES                 EXPENSES FOR
                                                                FOR THE YEAR ENDED                 THE YEAR ENDED
                                                     CLASS C       JUNE 30, 2003      CLASS C       JUNE 30, 2003
                                                     -------   --------------------   -------   ---------------------
     Growth Fund ...............................      0.75%         $ 26,080           0.25%           $  8,691
     Select Banking and Finance Fund ...........      0.75%           92,034           0.25%             30,576
     Select Technology Fund ....................      0.75%              786           0.25%                263

================================================================================
EMERALD MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS-- CONCLUDED                          JUNE 30, 2003
--------------------------------------------------------------------------------

     CITCO-Quaker Fund Services, Inc. serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

     The Funds' Declaration of Trust provides that each Trustee affiliated with the Funds' Adviser shall serve without compensation and each Trustee who is not so affiliated shall receive fees from each Fund and expense reimbursements for each Trustees' meeting attended.A member of the Funds' Board of Trustees who is not affiliated with the Adviser is employed as a practicing attorney and is a partner in the law firm of Duane Morris LLP, the Funds' legal counsel. Legal fees aggregating $24,418, $13,789 and $1,410 were incurred by the Emerald Growth Fund, the Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund, respectively, during the year ended June 30, 2003.

================================================================================
EMERALD MUTUAL FUNDS

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of The HomeState Group

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerald Growth Fund, Emerald Select Banking and Finance Fund and Emerald Select Technology Fund (constituting The HomeState Group, hereafter referred to as the "Funds") at June 30, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP


Philadelphia, Pennsylvania
August 27, 2003

================================================================================
EMERALD MUTUAL FUNDS

ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For the fiscal year ended June 30, 2003, all of the capital gain dividends paid by the Emerald Select Banking and Finance Fund are eligible to be taxed at the 20% long term capital gain rate.

================================================================================
EMERALD MUTUAL FUNDS

ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

INFORMATION ABOUT TRUSTEES

The business and affairs of the Funds are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below.The SAI includes additional information about the Fund's Trustees and Officers and is available, without charge, upon request by calling 1-800-232-0224.

                                                                                                 NUMBER OF
                                                   TERM OF                                       PORTFOLIOS
                                                   OFFICE AND                                    IN FUND      OTHER
                                POSITIONS(S)       LENGTH OF                                     COMPLEX      DIRECTORSHIPS
                                HELD WITH          TIME          PRINCIPAL OCCUPATION            OVERSEEN     HELD BY
NAME, ADDRESS AND AGE           THE FUND           SERVED        DURING PAST FIVE YEARS          BY TRUSTEE   TRUSTEE
---------------------           --------           ------        ----------------------          ----------   -------

DISINTERESTED TRUSTEES:
J. Barton Harrison              Trustee            Since 2002    Self employed,                       3       Steel Plant
1452 County Line Road                                            financial planning.                          Equipment
Rosemont, PA 19010                                                                                            Corp.
Age: 73

Richard J. Masterson            Trustee            Since 2002    Chief Executive Officer,             3       None
1703 Oregon Pike, Suite 101                                      Masterson Development and
Lancaster, PA 17601                                              President, U.S. Interactive.
Age: 42

Dr. H. J. Zoffer                Trustee            Since 1992    Dean Emeritus and Professor          3       None
220 N. Bellefield Ave.,                                          of Business Administration,
Apt. 1201                                                        University of Pittsburgh.
Pittsburgh, PA 15213
Age: 73

INTERESTED TRUSTEES:

Kenneth G. Mertz II, C.F.A.*    Trustee,Vice       Since 1992    President and Chief                  3       None
1703 Oregon Pike, Suite 101     President,                       Investment Officer,
Lancaster, PA 17601             Chief Financial                  Emerald Advisers, Inc.
Age: 51                         Officer and
                                Portfolio
                                Manager

Scott C. Penwell, Esq.**        Trustee            Since 1992    Partner at Duane, Morris             3       None
305 North Front Street                                           & Heckscher since 1981.
Harrisburg, PA 17108
Age: 48

* Employee of Emerald Advisors, Inc. and "Interested Person" within the meaning of the Investment Company Act of 1940.
** Employee of the Trust's Legal Counsel and therefore an "Interested Person" within the meaning of the Investment Company Act of 1940.

================================================================================
EMERALD MUTUAL FUNDS

ADDITIONAL INFORMATION-- (UNAUDITED)
--------------------------------------------------------------------------------

OFFICERS OF THE TRUST***

NAME, ADDRESS, BIRTH DATE,              PRINCIPAL OCCUPATION
POSITIONS HELD WITH TRUST               DURING PAST FIVE YEARS
-------------------------               ----------------------
Kenneth G. Mertz II, C.F.A.             President of Emerald Advisers, Inc. since 1992
1703 Oregon Pike
Lancaster, PA 17601
Birthdate: June 14, 1952
Chairman of the Board of Trustees,
Vice President and Chief
Investment Officer

Daniel W. Moyer IV                      President, Emerald Mutual Funds since 10/1/2002
1703 Oregon Pike                        as well as Executive Vice President of Emerald
Lancaster, PA 17601                     Advisers, Inc. Managing Director and Senior Vice
Birthdate: March 7, 1955                President Emerald Asset Management 1992 - 2002
President                               as well as a Registered Sales Supervisor for First
                                        Montauk Securities Corp. 1992 - 2002

Stacey L. Sears                         Senior Vice President of Emerald Advisers, Inc. since
1703 Oregon Pike                        2001. Research analyst and administrative assistant,
Lancaster, PA 17601                     Emerald Asset Management, Inc. 1992 - 2000, as well
Birthdate: November 10, 1971            as representative for First Montauk Securities Corp.,
Vice President and                      1995 to 2000
Portfolio Manager

================================================================================

                              EMERALD MUTUAL FUNDS


       INVESTMENT ADVISER                         BOARD OF TRUSTEES
       ------------------                         -----------------
     EMERALD ADVISERS,INC.                        J. BARTON HARRISON
          LANCASTER,PA                              RICH MASTERSON
                                               KENNETH G. MERTZ II, CFA
          DISTRIBUTOR                           SCOTT C. PENWELL,ESQ.
          -----------                              H.J. ZOFFER,PHD
 CITCO-QUAKER FUND DISTRIBUTORS
        VALLEY FORGE,PA                            FUND MANAGEMENT
                                                   ---------------
       ADMINISTRATOR AND                        EMERALD ADVISERS,INC.
         TRANSFER AGENT                       1703 OREGON PIKE,SUITE 101
         --------------                            P. O. B OX 10666
CITCO-QUAKER FUND SERVICES,INC.                  LANCASTER, PA 17605
        VALLEY FORGE,PA
                                                 SHAREHOLDER SERVICES
           CUSTODIAN                             --------------------
           ---------                       CITCO-QUAKER FUND SERVICES,INC.
        U.S. BANK, N.A.                            P. O. B OX C1100
         CINCINNATI,OH                       SOUTHEASTERN, PA 19398-1100

    INDEPENDENT ACCOUNTANTS                       TELEPHONE NUMBERS
    -----------------------                       -----------------
   PRICEWATERHOUSECOOPERS LLP                  THE FUND (800) 232-0224
        PHILADELPHIA,PA               MARKETING / BROKER SERVICES (800) 232-6572
                                                 SHAREHOLDER SERVICES
         LEGAL COUNSEL                              (800) 232-0224
         -------------
        DUANE MORRIS LLP                     24 HOUR PRICING INFORMATION
         HARRISBURG,PA                       ---------------------------
                                                    1-800-232-0224
                                              www.emeraldmutualfunds.com


   This report is for the general information of Fund shareholders. For more detailed information about the Fund, please consult a copy of the Fund's current prospectus. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a copy of the current prospectus.

--------------------------------------------------------------------------------
08/03

ITEM 2.   CODE OF ETHICS.

Not applicable at this time.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.   [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   [RESERVED]

ITEM 9.   CONTROLS AND PROCEDURES.

Not applicable.

ITEM 10.  EXHIBITS

(a)  Not applicable at this time.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-906CERT.

                                   SIGNATURES
                           [See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    The Homestate Group

By (Signature and Title)* /s/ Daniel Moyer                          PRESIDENT
                          ------------------------------------------------------

Date   09/08/2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Daniel W. Moyer, IV                  PRESIDENT

Date    09/08/2003

By (Signature and Title)*  /s/ Kenneth G. Mertz                     TREASURER

Date    09/08/2003

* Print the name and title of each signing officer under his or her signature.